Exhibit 10.18

-i-

10. INSURANCE:	23
A. Tenant’s Use:	23
B. Landlord’s Insurance:	23
C. Tenant’s Insurance:	24
D. Waiver:	24

11. TAXES:	24

12. UTILITIES:	24

13. TOXIC WASTE AND ENVIRONMENTAL DAMAGE:	25
A. Use of Hazardous Materials:	25
B. Tenant’s Indemnity Regarding Hazardous Materials:	26
C. Notice of Release or Violation:	26
D. Remediation Obligations:	27
E. Environmental Monitoring:	27

14. TENANT’S DEFAULT	28
A. Events of Default	28
B. Remedies:	29
C. Right to Re-enter:	30
D. Continuation of Lease:	30
E. No Termination:	30
F. Non-Waiver:	30
G. Performance by Landlord:	30
H. Habitual Default:	31

15. LANDLORD’S LIABILITY:	31
A. Limitation on Landlord’s Liability:	31
B. Limitation on Tenant’s Recourse:	32
C. Indemnification of Landlord:	32

16. DESTRUCTION OF PREMISES:	32
A. Landlord’s Obligation to Restore:	32
B. Limitations on Landlord’s Restoration Obligation:	33

17. CONDEMNATION:	33

18. ASSIGNMENT OR SUBLEASE:	33
A. Consent by Landlord:	33
B. Assignment or Subletting Consideration:	35
C. No Release:	35
D. Reorganization of Tenant:	36
E. Permitted Transfers	37
F. Effect of Default:	37
G. Conveyance by Landlord:	37
H. Successors and Assigns:	38
I. Sublease Requirements:	38

19. OPTION TO EXTEND THE LEASE TERM:	38
A. Grant and Exercise of Option:	38
B. Determination of Fair Market Rental:	39
C. Resolution of a Disagreement over the Fair Market Rental:	39
D. Personal to Tenant:	40

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20. GENERAL PROVISIONS:	40
A. Attorney’s Fees:	40
B. Authority of Parties:	40
C. Brokers:	40
D. Choice of Law:	41
E. ARBITRATION OF DISPUTES:	41
F. Entire Agreement:	42
G. Entry by Landlord:	42
H. Estoppel Certificates:	42
I. Exhibits:	43
J. Interest:	43
K. Modifications Required by Lender:	43
L. No Presumption Against Drafter:	43
M. Notices:	43
N. Property Management:	43
O. Rent:	43
P. Representations:	43
Q. Rights and Remedies:	44
R. Severability:	44
S. Submission of Lease:	44
T. Subordination:	44
U. Survival of Indemnities:	44
V. Time	45
W. Transportation Demand Management Programs:	45
X. Waiver of Right to Jury Trial:	45
Y. General:	45
Z. Approvals:	45
AA. Right to Cure Landlord’s Default:	45

EXHIBIT “A” – Premises & Building	i

EXHIBIT “B” – Scope Letter	i

EXHIBIT “C” – Approved Hazardous Materials	ii

-iii-

Lease between

SI 55, LLC and QuantumScape Corporation

(1730 Technology Drive, San Jose, CA)

1. PARTIES:

THIS LEASE, is entered into on this 31st day of May, 2013 (“Effective Date”), between SI 55, LLC, a California limited liability company, whose address is 10600 North De Anza Boulevard, Suite 200, Cupertino, CA 95014, and QuantumScape Corporation, a Delaware corporation, whose current address is 3087 North First Street, San Jose, CA 95134, hereinafter called respectively Landlord and Tenant. Landlord and Tenant are collectively referred to in this Lease as the “Parties”.

2. PREMISES:

A. Definitions:

i. Building. The term “Building” shall mean that building containing approximately eighty seven thousand one hundred twenty five (87,125) rentable square feet and all improvements owned by Landlord and installed therein, shown Exhibit “A” attached hereto and commonly known as 1730 Technology Drive, San Jose, California.

ii. Premises. The term “Premises” shall mean the Building. Unless expressly provided otherwise, the term Premises as used herein shall include the Tenant Improvements (defined in Section 6.B below).

iii. Outside Area. As used in this Lease, “Outside Area” means the driveways, parking areas, sidewalks, and other facilities within the Project outside of the Building.

iv. Project. The term “Project” shall mean the real property consisting of approximately four and nine-tenths (4.9) acres upon which the Building is located, together with all improvements constructed thereon from time to time.

B. Grant: Landlord hereby leases the Premises to Tenant, and Tenant hires the Premises from Landlord, on the terms and conditions set forth in this Lease.

Subject to the provisions of this Lease and such rules and regulations as Landlord may from time to time prescribe, Tenant shall have the exclusive right to use the parking spaces and other Outside Area within the Project; provided, however that Landlord and Landlord’s agents, employees, representatives and contractors shall have the right to park in the parking areas and use the other Outside Area while at the Project to conduct activities associated with this Lease. Tenant shall not be charged a parking fee for the right to park at the Project. Tenant may designate up to twenty (20) spaces near the Building’s main lobby for its employees, guests and visitors and may install electrical vehicle charging stations in the parking areas of the Project, which work (if performed) shall be performed by Tenant at its sole cost and expense and which shall be subject to the requirements relating to Alterations set forth in Article 8 below; provided, however, that if Tenant installs electrical vehicle charging stations in the parking area, then Landlord shall provide the electric conduits for not more than four (4) of those electric vehicle charging stations at Landlord’s sole cost.

Landlord shall have the right, in its sole and absolute discretion, subject to the provisions of this Section 2.B, from time to time, to: (a) upon not less than three (3) business days prior written notice (except in the event of emergency or need to perform immediate repairs, in which events no prior notice shall be required) close temporarily any of the Outside Area for maintenance and repair purposes so long as reasonable access to the Premises remains available; (b) add minor improvements (e.g., fencing) to the Outside Area (provided that, during the course of construction of

1

such minor improvements, the number of parking spaces allocated to Tenant under this Lease is not reduced); and (c) use the Outside Area while engaged in making minor additional improvements to the Outside Area and repairs to the Building and/or the Project, all of which are hereby consented to by Tenant. In exercising the foregoing rights, Landlord shall not unreasonably interfere with or disturb Tenant’s use of the Premises or the parking lot or Tenant’s access thereto or materially adversely affect Tenant’s rights under this Lease or materially increase Tenant’s obligations under this Lease.

3. USE:

A. Permitted Uses:

Tenant shall use the Premises as permitted under applicable zoning laws only for the following purposes: General office and administration, manufacturing, research and development, lab, test, sales, storage and engineering of Tenant’s products and other uses incidental thereto (the “Permitted Uses”). Tenant shall not use the Premises for any use other than the Permitted Uses without the prior written consent of Landlord. All commercial trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain within the Project only so long as is reasonably necessary to complete the loading and unloading. Landlord reserves the right to impose such additional reasonable rules and regulations with respect to the Outside Area as Landlord deems reasonably necessary to operate the Project in a manner which protects the Project. Landlord makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any Laws (as defined in Section 8.C below).

B. Uses Prohibited:

Neither Tenant nor Tenant’s Agents shall commit on the Premises or any portion of the Project any waste, nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant or user of the Project, nor allow any sale by auction or any other use of the Premises for an unlawful purpose. Tenant shall not (i) damage or overload the electrical, mechanical or plumbing systems of the Premises, (ii) attach, hang or suspend anything from the ceiling, walls or columns of the Building in excess of the load limits for which such ceiling, walls or columns are designed, or set any load on the floor in excess of the load limits for which such floors are designed, or (iii) generate dust, fumes or waste products which create a fire or health hazard or damage the Premises or any portion of the Project, including without limitation the soils or ground water in or around the Project. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature, or any waste materials, refuse, scrap or debris, shall be stored upon or permitted to remain on any portion of the Project outside of the Building without Landlord’s prior approval, which approval may be withheld in its sole and absolute discretion.

C. Advertisements and Signs:

Tenant shall not place or permit to be placed, in, upon or about the exterior of the Building any signs not approved by the City of San Jose (“City”) and other governing authority having jurisdiction. Tenant shall not place or permit to be placed upon the Premises any signs, advertisements or notices without the written consent of Landlord as to type, size, design, lettering, coloring and location, which consent will not be unreasonably withheld, conditioned or delayed. Any sign placed on the Premises shall be removed by Tenant, at its sole cost, prior to the expiration or sooner termination of the Lease, and Tenant shall repair, at its sole cost, any damage or injury to the Premises caused thereby, and if not so removed, then Landlord may have same so removed at Tenant’s expense. Subject to the requirements of this Section 3.C above, Landlord consents to Tenant’s placement of Building-mounted exterior signs on the Building and construction of one (1) monument sign for the placing of Tenant’s signage thereon, at Tenant’s sole cost and expense. If a monument is constructed in the Outside Area by Tenant pursuant to the prior sentence, then at expiration or sooner termination of this Lease Tenant shall remove its signage from such monument and repair any damage caused by such removal, and shall surrender the monument in place to Landlord. Subject to the foregoing, Tenant shall have the exclusive right to all exterior Building-mounted signage and to monument signage in the Project.

D. Covenants, Conditions and Restrictions:

This Lease is subject to the effect of (i) any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way of record and any other matters or documents of record; and (ii) any zoning laws of the city, county and state where the Building is situated (collectively referred to herein as “Restrictions”) and Tenant shall conform to and shall not violate the terms of any such Restrictions.

E. Sustainability Requirements:

As used in this Lease, “Sustainability Requirements” means any and all Laws relating to any “green building” or other environmental sustainability practices and requirements now or hereafter in effect or imposed by any governmental authority or applicable Laws from time to time (“Sustainability Requirements”). Without limiting the scope of any Sustainability Requirements that may be in effect from time to time, Tenant acknowledges that Sustainability Requirements may address whole-building or premises operations, construction issues, maintenance issues and other issues, including without limitation requirements relating to: chemical use; indoor air quality; energy and water efficiency; recycling programs; interior and exterior maintenance programs; systems upgrades to meet green or sustainable building energy, water, air quality, and lighting performance standards; construction methods and procedures; material purchases; disposal of garbage, trash, rubbish and other refuse and waste; and the use of proven energy and carbon reduction measures. Neither Tenant nor Tenant’s Agents shall use or operate the Premises in a manner that will cause any part of the Project to be in non-compliance with any Sustainability Requirements in effect from time to time.

4. TERM AND RENTAL:

A. Term; Base Monthly Rent:

The Lease term (“Lease Term”) shall be for one hundred eight (108) months, commencing on the Delivery Date (as defined in Section 7.A) (the “Commencement Date”), and ending one hundred eight (108) months thereafter (“Expiration Date”), subject to extension or sooner termination as described in this Lease, and subject to Section 6.E below relating to Tenant Delays affecting the Commencement Date. If the Commencement Date does not occur on the first (1st) day of a calendar month, then solely for the purpose of computing the length and expiration of the Lease Term, the first (1st) month of the Lease Term shall be deemed to consist of the first (1st) partial calendar month and the next full calendar month of the Lease Term. Notwithstanding the Parties’ agreement that the Lease Term begins on the Commencement Date, this Lease shall be binding upon the Parties and in full force and effect from and after the Effective Date. In addition to all other sums payable by Tenant under this Lease, Tenant shall pay as base monthly rent (“Base Monthly Rent”) for the Premises the following amounts, subject to adjustment as described in this Lease:

Month	Base Monthly Rent
1-6 (subject to this Section below in the event the Commencement Date is not the first day of the calendar month	Zero Dollars ($0.00)
7-12	Ninety Six Thousand Dollars ($96,000)*
13-24	Ninety Eight Thousand Eight Hundred Eighty Dollars ($98,880)*

25-36	One Hundred Forty Seven Thousand Eight Hundred Eighty Nine Dollars ($147,889)
37-48	One Hundred Fifty Two Thousand Three Hundred Twenty Six Dollars ($152,326)
49-60	One Hundred Fifty Six Thousand Eight Hundred Ninety Six Dollars ($161,603)
73-84	One Hundred Sixty Six Thousand Four Hundred Fifty One Dollars ($166,451)
85-96	One Hundred Seventy One Thousand Four Hundred Forty Four Dollars ($171,444)
97-108	One Hundred Seventy Six Thousand Five Hundred Eighty Eight Dollars ($176,588)

*Base Monthly Rent shown in the schedule above for months seven (7) through twenty-four (24) (the “Reduced Rent Period”) is based on the rentable square footage of the portion of the Premises that Tenant will be occupying initially which consists of the entire first floor of the Premises (approximately 60,000 rentable square feet) (the “First Floor”). Landlord has agreed to this lower rent payment during the Reduced Rent Period on the condition that Tenant does not begin to use or occupy any portion of the second (2nd) floor of the Premises (“Second Floor”) for any reason (except as set forth below) during the Reduced Rent Period other than to install its furniture, fixtures and equipment. If any part of the Second Floor is used or occupied by Tenant for any reason during the first twenty four (24) months of the Lease Term, other than for repair, maintenance and the performance of its other obligations under this Lease, the installation of Tenant’s furniture, fixtures, equipment and Alterations and otherwise preparing the space for occupancy and continuing through the end of the Lease Term, Tenant shall pay Base Monthly Rent for the entire Premises and not just for the First Floor, regardless of the actual amount of space used or occupied by Tenant from time to time. In any event, from and after the twenty fifth (25th) month of the Lease Term, Tenant shall pay Base Monthly Rent for the entire Premises, and not just for the First Floor, regardless of the actual amount of space used or occupied by Tenant from time to time.

Base Monthly Rent shall be due in advance on or before the first day of each calendar month during the Lease Term. All sums payable by Tenant under this Lease shall be paid to Landlord in lawful money of the United States of America, without offset or deduction and except as otherwise as expressly provided in this Lease without prior notice or demand, at the address specified in Section 1 of this Lease or at such place or places as may be designated in writing by Landlord during the Lease Term. Base Monthly Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment based on the number of days in the partial calendar month; provided that if this Lease terminates due to Tenant’s default, Tenant shall not be relieved of the obligation to pay future accruing rent, and the provisions of Section 14 shall control. Not later than five (5) business days after the full execution of this Lease by Landlord and Tenant, Tenant shall pay to Landlord the sum of One Hundred Eighteen Thousand Forty Seven Dollars and Fifty Cents ($118,047.50) as a deposit to be applied on the Commencement Date against the Base Monthly Rent and Tenant’s Allocable Share Reimbursable Operating Costs and the management fees due for the seventh (7th) full calendar month of the Lease Term. If the amount paid to Landlord pursuant to the prior sentence is more than the amount owed by Tenant for the seventh (7th) full calendar month of the Lease Term, the balance shall be applied against Base Monthly Rent, Tenant’s Allocable Share of Reimbursable Operating Costs and management fees thereafter becoming due until applied in full; and if such amount is less than the amount owed by Tenant for the seventh (7th) full calendar month of the Lease Term, Tenant shall pay the shortfall to Landlord not later than ten (10) business days after the determination of the amount due. The months designated in the Base Monthly Rent schedule above are computed based on full calendar months, with the first six (6) full calendar months being a free rent period for only Base Monthly Rent. If the Commencement Date occurs on a day other than the first (1st) day of calendar month, then not later Commencement Date, Tenant shall pay to Landlord prorated Base Monthly Rent (based on a Base Monthly Rent amount of Ninety Six Thousand Dollars ($96,000) for such partial first month so long as Tenant does not use or occupy any portion of the Second Floor for any reason other than to install its furniture, fixtures and equipment, but otherwise at One Hundred Thirty Nine Thousand Four Hundred Dollars ($139,400)) for such partial first month), plus Tenant’s Allocable Share of Reimbursable Operating Costs and management fees due for such partial calendar month; provided however that the Base Monthly Rent amount owed shall be subject to adjustment pursuant to the next paragraph.

The Base Monthly Rent amounts set forth in the schedule above are based on an assumed eighty seven thousand one hundred twenty five (87,125) Premises rentable square feet and an assumed sixty thousand (60,000) First Floor rentable square feet, at an initial rent amount per rentable square foot of One Dollar and Sixty Cents ($1.60), increased at each adjustment date to one hundred three percent (103%) of the Base Monthly Rent in effect immediately before such adjustment, in each case rounded up to the nearest dollar. Not later than ten (10) business days after the Delivery Date, Tenant shall have the right to measure the rentable square footage of the Premises and the First Floor in accordance with ANSI/BOMA publication Z65.1-1996 standards for a single tenant building, at Tenant’s cost. If following such measurement the rentable square footage of the Premises or the First Floor of the Premises is challenged by Tenant, the results of such measurement shall be provided to Landlord, and shall be subject to reasonable verification by Landlord. If Tenant does not notify Landlord of any discrepancies between the assumed square footages described above and Tenant’s measurements by the tenth (10th) business day after the Delivery Date, the assumed rentable square footages described above shall thereafter be conclusive upon Tenant and Landlord and be the basis upon which Base Monthly Rent (and any other provisions of this Lease based upon the rentable square footage of the Premises) shall be calculated, except as expressly provided elsewhere in this Lease (for example, in the event of a partial taking of the Project as described in Section 17 below which results in the recalculation of Base Monthly Rent). If Tenant timely measures and challenges the rentable square footage of the Premises and First Floor and it is determined, upon reasonable verification by Landlord, that the actual rentable square footage is less than the assumed square footage, then the Base Monthly Rent amount shall be adjusted to reflect the actual rentable square feet as so determined by the Parties. Notwithstanding Tenant’s timely objection to the assumed square footages above, Tenant shall pay Base Monthly Rent in accordance with the assumed square footages, pending resolution of such dispute; provided that upon resolution of the dispute, any overpayment of Base Monthly Rent made by Tenant shall be credited against the first Base Monthly Rent payments due thereafter until such overpayment has been credited in full. No representation or warranty of any kind, express or implied, is given to Tenant with respect to the square footages of the Premises or the First Floor or any other portion of the Project. Landlord shall have no liability to Tenant if the approximate square footages described in this Lease or determined by Landlord differ from the actual square footages. Following determination of the rentable square footages of the Premises and the First Floor pursuant to this Section above, but not later than ten (10) business days after request, Tenant shall sign and return to Landlord a written acknowledgment of the Base Monthly Rent amounts for the first one hundred eight (108) months of the Lease Term in form reasonably requested by Landlord.

B. [Intentionally Deleted]

C. Late Charge:

Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Monthly Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain. Such costs include but are not limited to: administrative, processing, accounting, and late charges which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage, or trust deed covering the Premises. Accordingly, if any installment of Base Monthly Rent or other sum due from Tenant shall not be received by Landlord or its designee within five (5) days after it is due, Tenant shall pay to Landlord a late charge equal to three (3%) percent of such overdue amount, which late charge shall be due and payable on the same date that the overdue amount was due. Notwithstanding the foregoing, Tenant shall be entitled to one (1) notice and five (5)-day cure period each calendar year before the first late charge for such calendar year shall accrue. No notice or additional cure period shall be required or apply for the second or any subsequent late charge during a calendar year. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, excluding interest and attorneys fees and costs. If any Base Monthly Rent or other sum due from Tenant remains delinquent for a period in excess of thirty (30) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate (defined in Section 14.B) from the date such amount became due until paid. Acceptance by Landlord of such late charge or interest shall not constitute a waiver of Tenant’s default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Monthly Rent, then the Base Monthly Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any provision of this Lease to the contrary. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any amount due under this Lease.

5. SECURITY DEPOSIT:

A. Amount and Purpose:

Within five (5) business days after Tenant’s execution of this Lease, Tenant shall provide Landlord, as security for Tenant’s obligations under this Lease, an irrevocable standby letter of credit (as replaced or amended pursuant to this Section 5, the “Letter of Credit”) in the amount of Two Million Dollars ($2,000,000) in a form, containing terms, issued by a lending institution, and immediately drawable in a location all reasonably acceptable to Landlord (the Letter of Credit and all proceeds thereof, and all other sums paid to Landlord in substitution of the foregoing, being referred to as the “Security Deposit”). Effective as of the date which is sixty-one (61) months after the Commencement Date or at such time as Tenant has completed an initial public offering and becomes a corporation that is publicly traded on a public stock exchange, whichever is earlier, the amount of the Letter of Credit shall be reduced to One Million Dollars ($1,000,000) (and, if a cash security deposit, Landlord shall return to Tenant the portion of the cash security deposit held by Landlord in excess of One Million Dollars ($1,000,000) not later than thirty (30) days after Tenant notifies Landlord of the event triggering the reduction). In addition, upon the third (3rd) year anniversary of the Commencement Date and on each annual anniversary thereafter until the amount of the Letter of Credit or cash security deposit is reduced to One Million Dollars ($1,000,000), and provided that Tenant is not then in default under the Lease beyond applicable notice and cure periods, the Letter of Credit or cash security deposit, as the case may be, shall be reduced by One Hundred Seventy Six Thousand Five Hundred Eighty Eight Dollars ($176,588), provided that in no event shall the Letter of Credit or cash security deposit be reduced below One Million Dollars ($1,000,000) (and, if a cash security deposit, Landlord shall return to Tenant the amount by which the cash security deposit then held by Landlord exceeds the maximum amount, as reduced, not later than thirty (30) days after the applicable anniversary date). If Tenant is in default beyond applicable notice and cure periods on the third (3rd) or any subsequent anniversary date,

Tenant shall not be entitled to any reduction of the Letter of Credit or cash security deposit, as applicable, until the next anniversary date upon which Tenant is not in default beyond applicable notice and cure periods. Landlord hereby approves Silicon Valley Bank as an acceptable issuer of the Letter of Credit, so long as there is no material negative change in such issuer’s credit rating or ability to meet its obligations. If the issuing bank does not provide for local draws on the Letter of Credit, the Letter of Credit shall permit draws presented by telefacsimile (“fax”), with such fax presentation being considered the sole operative instrument of drawing, not contingent upon presentation of the original Letter of Credit or original documents with respect thereto. Notwithstanding the foregoing, so long as a Letter of Credit with a local draw is available on reasonable commercial terms from other issuers reasonably acceptable to Landlord, Tenant agrees to utilize an issuer which allows for local draws. If Tenant defaults with respect to any provisions of this Lease, including but not limited to (i) the provisions relating to payment of Base Monthly Rent or other charges in default, or any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or (ii) breach of any of Tenant’s obligations under this Section 5, Landlord shall be entitled to draw the full amount of the Letter of Credit or any portion thereof at any time by certifying the occurrence of such default to the issuer; thereafter, the amount drawn upon shall be in the form of cash held by Landlord. Tenant’s failure to timely comply with its obligations under this Section 5 shall constitute a material default of Tenant, for which no notice or opportunity to cure shall apply or be required before Landlord is entitled to draw the full amount of the Letter of Credit. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of every term, covenant and condition of this Lease applicable to Tenant, and not as prepayment of rent. Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit reasonably necessary for the payment of any amount which Landlord may spend by reason of Tenant’s default or as necessary to compensate

Landlord for any loss or damage which Landlord may suffer by reason of Tenant’s default, including without limitation loss of future rents due under this Lease upon termination of this Lease due to a default by Tenant and other damages recoverable under California Civil Code Section 1951.2 under this Lease. Landlord shall not be deemed a trustee of the Security Deposit or any other funds held by Landlord, and Landlord shall not be required to keep the Security Deposit or any such other funds separate from its general funds. The Security Deposit and such other funds shall not bear interest for the benefit of Tenant. If the Two Million Dollar ($2,000,000) Security Deposit threshold is reduced pursuant to this Section above, then if there is an event of default by Tenant in the payment of Base Monthly Rent or any scheduled payment of Reimbursable Operating Costs more than three (3) times in any twelve (12) month period, irrespective of whether or not such default is cured, then the Letter of Credit or cash Security Deposit held by Landlord shall, within ten (10) days after demand by Landlord, be increased by Tenant to Two Million Dollars ($2,000,000) and shall not be subject to reduction.

B. Requirements of Letter of Credit:

Tenant shall keep the Letter of Credit in effect during the entire Lease Term under this Lease, as the same may be extended, plus a period of four (4) weeks following the Expiration Date. At least thirty (30) days prior to expiration of any Letter of Credit, the term thereof shall be renewed or extended for a period of at least one (1) year. If the issuer of the Letter of Credit becomes insolvent, is closed or is placed in receivership, or if Landlord is notified that the Letter of Credit will not be honored, or if there is a material negative change in the issuer’s credit rating or ability to meet its obligations, then within five (5) business days after written demand from Landlord, Tenant shall deliver to Landlord a new Letter of Credit issued by a lending institution acceptable to Landlord in Landlord’s reasonable discretion, and otherwise meeting the requirements of this Section 5. In the event Landlord draws against the Letter of Credit and any portion of the Security Deposit reverts to a cash Security Deposit held by Landlord, Tenant shall replenish the remaining Security Deposit (by cash or additional letter of credit meeting the requirements of this Article 5, as designated by Landlord) such that the aggregate amount of Security Deposit available to Landlord at all times during the Lease Term is the amount of the Security Deposit originally required, as the same may be required to be increased as provided below. If at any time while a Letter of Credit is held as a Security Deposit, Tenant is a Debtor (as defined in Section 101(13) of the Bankruptcy Code) under any case or filing, then, anything in this Section 5 or Section 14 to the contrary notwithstanding, Landlord shall not be required to give Tenant written notice of and/or opportunity to cure or grace period to cure any default under this Lease prior to Landlord drawing upon the Letter of Credit following Tenant’s failure to perform any of its obligations under this Lease. The Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date and surrender of the Premises to Landlord in the condition required by this Lease, less any amount deducted in accordance with this Section 5, together with Landlord’s written notice itemizing the amounts and purposes for such deduction; provided however that if at the end of such thirty (30) day period there are any uncured breaches by Tenant of its obligations under this Lease and the cost of cure or extent of damage as a result has not yet been ascertained by Landlord, then such thirty (30) day period shall be extended as reasonably necessary for Landlord to ascertain the cost of cure and extent to which Landlord has been damaged as a result thereof. Tenant hereby waives California Civil Code Section 1950.7, or any similar law now or hereafter in effect (including, without limitation, any federal law) to the extent the same may have the effect of limiting the circumstances under which Landlord would be allowed to use or apply the Security Deposit or amount that could be so used or applied, or imposing a deadline for the return of the Security Deposit. In the event of termination of Landlord’s interest in this Lease, Landlord shall deliver the Letter of Credit or cash Security Deposit to Landlord’s successor in interest in the Premises and thereupon be relieved of further responsibility with respect to the Letter of Credit or cash Security Deposit; provided however that if Tenant fails to timely perform its obligations under the next sentence, Landlord shall have the right, upon request of Landlord’s successor, to draw on the Letter of Credit on behalf of Landlord’s successor. Upon termination or transfer of Landlord’s interest in the Lease, within ten (10) business days after written request by Landlord or Landlord’s successor, Tenant shall either cause the Letter of Credit to be amended to name Landlord’s successor as the party entitled to draw down on the Letter of Credit and deliver such amendment to the requesting party, or shall obtain and deliver to the requesting party a new Letter of Credit naming Landlord’s successor as the party entitled to draw on the Letter of Credit and otherwise meeting the requirement of this Section 5. Landlord shall have the right to pledge the Letter of Credit or otherwise grant a security interest therein to Landlord’s lenders, and shall have the right to deliver the Letter of Credit or all or any portion of any cash Security Deposit to Landlord’s lenders in connection therewith, provided the Letter of Credit or cash Security Deposit shall only be used in accordance with, and shall continue to be governed by, the terms and provisions of this Section 5. At Landlord’s election, within ten (10) days after request by Landlord, Tenant shall either cause the Letter of Credit to be amended to name Landlord’s lenders as the beneficiary or as a co-beneficiary with Landlord, and/or as a co-signer of any certification presented for a draw down of the Letter of Credit, and to incorporate other changes to the Letter of Credit reasonably requested by Landlord or Landlord’s lenders, or shall obtain a new Letter of Credit to effectuate such changes and otherwise meeting the requirements of this Section 5. If a new Letter of Credit is delivered to Landlord as required by this Section 5.B, the old Letter of Credit shall be promptly returned to Tenant. If Landlord or a designated lender rightfully attempts to draw on the Letter of Credit but does not receive the full amount requested in cash, Tenant shall within five (5) days after demand from Landlord, deposit with Landlord cash in the amount of the deficiency. Landlord shall only draw on the Letter of Credit following an Event of Default or in the event Tenant fails to renew the Letter of Credit at least thirty (30) days before its expiration.

6. CONSTRUCTION:

A. Landlord Work:

Prior to the Commencement Date, Landlord shall cause the Landlord’s Work (as defined in Section 6.B below) to be performed, at Landlord sole cost and expense in a good and workmanlike manner. Landlord shall obtain building permits from the City for Landlord’s Work to the extent permits are required for such work as soon as reasonably possible, and thereafter cause the general contractor selected by Landlord (“Landlord’s General Contractor”) to Substantially Complete Landlord’s Work. As it relates to Landlord’s Work, “Substantially Complete” or “Substantial Completion” shall be deemed to have occurred when such work has been substantially completed, as evidenced by a final inspection and a temporary certificate of occupancy for the Premises by the appropriate governmental authority or equivalent approval allowing occupancy of the Premises, subject only to punchlist items which do not materially and adversely affect Tenant’s use and occupancy of the Premises.

Subject to this Section 6.A below, Landlord shall also deliver the Building and the Project (including Landlord’s Work) to Tenant on the Commencement Date, in good condition and in compliance with applicable laws, codes and regulations (including, without limitation, the Americans with Disabilities Act (“ADA”)) as in effect as of the Delivery Date, and with all electrical, plumbing, ceiling tiles, roof, windows (including glazing and gaskets and caulking), truck doors, structural elements, Building foundation, fire life safety, lighting, water, gas and heating, ventilating and air conditioning (“HVAC”), sewer and drainage within the Project and to the point of connection with the public utility, elevator and other Building operating systems, and parking lots, sidewalks and driveways and restrooms, in good working condition and repair and in compliance with the ADA as in effect as of the Delivery Date (except for deficiencies or non-compliance caused by Tenant, Tenant’s Agents or Tenant’s Alterations). Notwithstanding anything to the contrary in this

Lease, Landlord shall cause any defects or deficiencies in the delivery condition of the Building or Project required by the prior sentence and any failure of such items to remain in good condition for six (6) months after the Commencement Date to be corrected at Landlord’s sole cost and expense to the extent not covered by the contractor’s one (1) year warranty described in Section 6.F below (and not as an Operating Cost), provided, that (1) Tenant gives written notice of such defect or deficiency to Landlord prior to the date which is six (6) months following the Commencement Date, and (ii) the existence of any such defect or deficiency shall not cause an extension of or delay in the Commencement Date. Following the expiration of the one (1) year warranty period described in Section 6.F below, Landlord agrees to assign to Tenant all warranties and guaranties obtained by Landlord in connection with Landlord’s Work to the extent applicable to that portion of the Project that Tenant is required to maintain under this Lease; provided that such assignment shall terminate upon the expiration or sooner termination of the Lease Term.

Except as expressly provided in this Section 6.A above and Sections 6.B and 7.A below, the Building shall be delivered to Tenant, and Tenant shall accept such delivery, in its then “AS IS, WITH ALL FAULTS” condition, without representation or warranty of any kind, express or implied, other than any which may be expressly contained in this Lease, and with no obligation on the part of Landlord to perform any other work (other than such work as this Lease expressly states must be performed by Landlord during the Lease Term).

B. Tenant Improvements:

Attached hereto as Exhibit “B” is a 1730 Technology Drive, San Jose, CA Scope of Tenant and Landlord Responsibilities Letter generally describing the scope of work under the following headings: (i) “SITE”, contained in paragraph A of the Scope Letter; (ii) “Building Exterior / Shell” contained in paragraph B of the Scope Letter; (iii) “Base Building Interior”, contained in paragraph C of the Scope Letter; (iv) “QuantumScape, First

Floor Office”, contained in Paragraph D of the Scope Letter; (v) “QuantumScape, Second Floor Office”, contained in paragraph E of the Scope Letter; (vi) “QuantumScape High Bay, Single Story R&D Area”, contained in paragraph F of the Scope Letter; and (vii) QuantumScape Alterations” contained in paragraph G of the Scope Letter. The scope of work described in the Scope Letter as Site, Building Exterior / Shell and Base Building Interior and QuantumScape, First Floor Office is a general description of the scope of “Landlord’s Work”. The scope of work described in the Scope Letter as QuantumScape, Second Floor Office and QuantumScape High Bay, Single Story R&D Area is a general description of the scope of work for certain tenant improvement work to the interior of the Premises (the “Tenant Improvements”) which Tenant has requested that Landlord bid out for purposes of determining a portion of the Work Allowance, as defined in Section 8.E below. The scope of work described in the Scope Letter as QuantumScape Alterations is a general description of the scope of work that Tenant desires to perform as part of its Alterations pursuant to Article 8 below. Landlord hereby approves the general scope of work for the QuantumScape Alterations and Tenant Improvements as described in the Scope Letter. For purposes of clarification, Landlord shall not be required to construct and shall not construct the Tenant Improvements, and the preparation of biddable plans by the Tenant and a quote for the Tenant Improvements by the Landlord is being undertaken solely for establishing the amount of the Work Allowance pursuant to Section 8.E below.

Tenant shall cause ArcTec (“Landlord’s Architect”) to prepare and Tenant shall deliver to Landlord biddable plans and specifications for the Tenant Improvements (the “Work Allowance Tenant Improvement Plans”) which are consistent with and logical evolutions of the scope for such work as described in the Scope Letter, with materials and finishes consistent in quality with those of the rest of the Building in the reasonable opinion of Landlord, and in sufficient detail to allow the bidding of the Tenant Improvements. The Work Allowance Tenant Improvement Plans shall be subject to Landlord’s approval, not to be unreasonably withheld, conditioned or delayed and which must be provided within ten (10) business days of receipt of such Tenant Improvement Plans. Without limiting the criteria for Landlord’s approval, or disapproval, it shall be reasonable for Landlord to disapprove any portion of the Work Allowance Tenant Improvement Plans which would prevent or delay the issuance of a temporary certificate of occupancy or equivalent governmental approval for the Premises or that would have a negative impact on the quality of the improvements to be constructed, in Landlord’s reasonable estimation.

The Tenant Improvements shall not be removed or altered by Tenant without the prior written consent of Landlord as provided in Section 7.C or Section 8 below. Landlord shall have the right to depreciate and claim and collect any investment tax credits for the Tenant Improvements or Alterations to the extent the same are paid for with the Work Allowance. Upon expiration or earlier termination of the Lease, the Tenant Improvements shall become the property of Landlord and shall remain upon and be surrendered with the Premises, and title thereto shall automatically vest in Landlord without any payment therefore, except to the extent Tenant is required to remove them pursuant to other provisions of this Lease.

C. Pricing of Tenant Improvements:

Within fifteen (15) days after Tenant’s delivery to Landlord and Landlord’s approval of the Work Allowance Tenant Improvement Plans, Landlord shall cause the General Contractor to submit to Landlord and Tenant competitive bids, solicited from at least three (3) subcontractors for each aspect of the Tenant Improvements in excess of Fifty Thousand and No/100 Dollars ($50,000.00). Multiple bids shall not be required for any aspect of the work that does not exceed Fifty Thousand Dollars ($50,000). Unless otherwise agreed to by the parties, the lowest bid for the Tenant Improvements shall be deemed to be the amount of the Work Allowance under Section 8.E below. For clarification, the purpose of the solicitation of bids for the Tenant Improvements based on the Work Allowance

Tenant Improvement Plans is merely to determine the amount of the Work Allowance, and, accordingly, neither the acceptance nor the approval by Landlord of the Work Allowance Tenant Improvement Plans, nor the bidding of such plans, nor the fact that such plans were prepared by Landlord’s Architect shall constitute a representation or warranty by Landlord of (i) the accuracy or completeness of the plans, specifications, drawings or the absence of design defects therein, or (ii) compliance with applicable Laws, or (iii) the qualification of the architect, and Tenant agrees that Landlord shall incur no liability with respect to the Work Allowance Tenant Improvement Plans or Landlord’s approval or consent thereto.

D. General Contractor Overhead & Profit:

The bid for the Tenant Improvements shall include a fee for the general contractor of not to exceed seven percent (7%) of the cost of construction to cover all of the following: construction supervision and administration, temporary on-site facilities, home office administration, supervision, and coordination and construction profit. Except as provided in this Section 6.D, Landlord or Landlord’s General Contractor shall not receive any other fee or payment from Tenant in connection with Landlord’s General Contractor’s services and shall only receive this general contractor fee in connection with Tenant Improvements to the extent that Tenant utilizes Landlord’s General Contractor for the Tenant Improvements, including during the course of Landlord’s completion of the Landlord’s Work.

E. Tenant Delays:

A “Tenant Delay” shall mean any delay in substantial completion of the Landlord’s Work as a result of any of the following: (1) changes to the plans for the Landlord’s Work requested by Tenant which delay the progress of the work (provided that in no event shall Landlord be obligated to agree to any requested changes), (ii) Tenant’s request for materials, components, or finishes which are not available in a commercially reasonable time given the target Commencement

Date (provided that in no event shall Landlord be obligated to agree to any requested changes), (iii) acts by Tenant or Tenant’s Agents that prevent the issuance of a temporary or permanent certificate of occupancy or equivalent governmental approvals for the Premises, and (iv) any other delay caused by Tenant or Tenant’s Agents. Notwithstanding anything to the contrary set forth in this Lease, and regardless of the actual date the Premises are substantially complete, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant Delay had occurred as reasonably determined by Landlord. In addition, if a Tenant Delay results in an increase in the cost of the labor or materials, Tenant shall pay the cost of such increases.

F. Punch List & Warranty:

After Landlord’s Work is substantially complete, Landlord shall cause Landlord’s General Contractor to promptly correct any construction defect or other “punch list” item which Tenant brings Landlord’s General Contractor’s attention within the one (1) year warranty period below. All such work shall be performed so as to reasonably minimize the interruption to Tenant and its activities on the Premises. Landlord’s General Contractor shall provide a standard contractor’s warranty with respect to Landlord’s Work for one (1) year from the date of Substantial Completion. Such warranty shall exclude routine maintenance, damage caused by negligence or misuse by Tenant or Tenant’s Agents and acts of God.

G. Other Work by Tenant:

All work other than the Landlord’s Work, including without limitation, the Tenant Improvements, the Quantum Scape Alterations described in the Scope Letter and furniture, trade fixtures, telephone equipment, telephone wiring and office equipment work, shall be performed by Tenant at Tenant’ cost, subject to Section 8.E below. Prior to the Commencement Date, Tenant shall be obligated to (i) provide active phone lines to any elevators, and (ii) contract with a firm to monitor the fire system. When the construction of Landlord’s Work has proceeded to the point where

Tenant’s work of installing Alterations and its fixtures and equipment in the Premises can be commenced without causing a delay or otherwise significantly interfering with Landlord’s Work, Landlord’s General Contractor shall notify Tenant and shall permit Tenant and its authorized representatives and contractors access to the Premises before the Commencement Date for the purpose of installing Alterations (including, without limitation, Tenant Improvements), Tenant’s trade fixtures and equipment. Any such installation work by Tenant or its authorized representatives and contractor shall be undertaken upon the following conditions: the entry into the Premises by Tenant or its representatives or contractors shall not interfere with or delay Landlord’s General Contractor’s work.

7. ACCEPTANCE OF POSSESSION AND COVENANTS TO SURRENDER:

A. Delivery:

Landlord shall deliver possession of the Premises to Tenant upon Substantial Completion of Landlord’s Work and in the condition described in the second paragraph of Section 6.A above. Landlord shall exert commercially reasonable efforts to deliver possession of the Premises to Tenant in the required condition on or before December 1, 2013 (the “Target Delivery Date”). The date that Landlord delivers the Premises to Tenant in the condition required by the prior sentence is referred to in this Lease as the “Delivery Date”. If at the time Landlord tenders delivers of the Premises to Tenant, deficiencies in the work have not been identified by the parties but are later discovered, such fact shall not result in a delay of the Delivery Date, but any needed corrections shall nevertheless be subject to correction during the applicable warranty periods described in Sections 6.A and 6.F above in accordance with those Sections. Except as otherwise expressly provided in this Lease, Landlord shall not be liable for any damage or loss incurred by Tenant for Landlord’s failure for whatever cause to deliver possession of the Premises by the Target Delivery Date or any other date, nor shall this Lease be void or voidable on account of such failure to deliver possession of the

Premises; provided that if the Delivery Date does not occur by March 1, 2014 (the “Outside Delivery Date”), then the date that Tenant is otherwise obligated to commence payment of Base Monthly Rent (i.e. following the six (6) month free Base Monthly Rent period) shall be delayed one additional day for each day that the Delivery Date is delayed beyond the Outside Delivery Date, but in no event for more than thirty (30) days (such period of additional delay, not to exceed thirty (30) days, being the “Additional Free Base Monthly Rent Period”). In addition, if the Delivery Date does not occur by April 1, 2014 (the “Outside Delivery Termination Date”) then Tenant shall have the right to terminate this Lease without penalty or further obligation (other than with respect to obligations already accrued or which this Lease expressly states survives termination) and to the return of any prepaid Rent, by delivering written notice of termination to Landlord on or after the Outside Delivery Termination Date but prior to the date that the Premises is delivered to Tenant with Landlord’s Work Substantially Complete.

Any prevention, delay or stoppage due to strikes, lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuel or reasonable substitutes therefor, governmental restrictions, regulations, controls, civil commotion, fire or other act of God, Tenant Delays and other causes beyond the reasonable control of Landlord (except financial inability) (collectively, “Force Majeure”) shall extend the Target Delivery Date, Outside Delivery Date, and dates after with any additional free rent period commences or Tenant or Landlord may terminate this Lease pursuant to this Section 6.A by a period equal to the period of any said prevention, delay or stoppage; provided however, that in no event shall the delay go beyond July 1, 2014.

B. Acceptance:

On the Commencement Date, or such later date that Landlord’s Work and the Tenant Improvements are Substantially Completed if the Commencement Date occurs earlier than Substantial Completion due to Tenant Delays, Landlord shall deliver and Tenant shall accept possession of the Premises and enter into occupancy of the Premises on the Commencement Date. By accepting possession of the Premises, Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition and has determined that the Premises is in the condition required by Section 7.A above, subject to punchlist items noted pursuant to Section 6.F above and subject to the six (6) month warranty in Section 6.A and the one the (1) year warranty described in Section 6.F above. Except as otherwise expressly provided in this Lease, Tenant agrees to accept possession of the Premises in its then existing condition, subject to all Restrictions and without representation or warranty by Landlord, express or implied. Tenant’s taking possession of any part of the Premises shall be deemed to be an acceptance of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for punch list items of which Tenant has given Landlord written notice prior to the time Tenant takes possession, subject to the six (6) month warranty in Section 6.A above and the one (1) year warranty described in Section 6.F above. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in form reasonably requested by Landlord. Landlord shall have no obligation to deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant’s obligation to pay Base Monthly Rent and all other rent due under this Lease shall not be excused or delayed because of Tenant’s failure to execute such acceptance agreement.

C. Condition Upon Surrender:

Tenant further agrees on the expiration or sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair, normal wear and tear, casualty damage or condemnation, repairs and replacements which are the Landlord’s responsibility under this Lease, and Tenant Improvements and Alterations which it is permitted to surrender at termination of the Lease excepted. In no event shall Tenant be required to remove all or any portion of the Tenant Improvements unless Landlord advised Tenant in writing at the time the plans and specifications for the Tenant Improvements are delivered to Tenant that Tenant is obligated to remove such portion of the Tenant Improvements at expiration or sooner termination of this Lease (in which case Tenant shall remove such portion of the Tenant Improvements and repair or restore the Premises to the condition existing before such Tenant Improvements were installed). In this regard, “normal wear and tear” shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of industry standards for maintenance, repair, replacement, and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, and notwithstanding the foregoing, Tenant shall cause the following to be done prior to the Expiration Date or sooner termination of this Lease: (i) all interior walls shall be painted or cleaned, (ii) all tiled floors shall be cleaned and waxed, (iii) all carpets shall be cleaned and shampooed, (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced, (v) all cabling placed above the ceiling by Tenant or Tenant’s contractors shall be removed (unless Landlord waives such requirement in writing), (vi) all windows shall be washed, (vii) the HVAC system shall be serviced by a reputable and licensed service firm and left in “good operating condition and repair”, which condition shall be so certified by such firm, and (viii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses). On or before the expiration or sooner termination of this Lease, Tenant shall remove all its personal property and trade fixtures from the Premises. As to all Alterations for which Landlord consent was not obtained, Tenant shall ascertain from Landlord not more than one (1) year and not less than ninety (90) days before the Expiration Date or sooner termination of this Lease whether Landlord desires to have any such Alterations made by Tenant removed and the Premises or any parts thereof restored to the condition existing before such Alterations, or to cause Tenant to surrender any or all Alterations in place to Landlord. In addition, if at the time Tenant obtains Landlord’s consent to any Alterations Landlord advises Tenant that any Alterations must be removed and the Premises restored to the condition existing before such Alterations, then Tenant shall be required surrender the Premises in that condition at expiration or sooner termination of the Lease. If Landlord shall so desire, Tenant shall, at Tenant’s sole cost and expense, remove such Alterations as Landlord requires and shall repair and restore said Premises or such parts thereof before the Expiration Date or sooner termination of this Lease. Such repair and restoration shall include causing the Premises to be brought into compliance with all applicable building codes and laws in effect at the time of the removal, repair and restoration to the extent such compliance is necessitated by the removal, repair and restoration work.

D. Failure to Surrender:

Subject to this Section 7.D below, if Tenant fails to surrender the Premises at the Expiration Date or sooner termination of this Lease in the condition required by Section 7.C and other provisions of this Lease, Tenant shall be deemed to be holding over without Landlord’s consent, and Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and hold Landlord and Landlord’s trustees, beneficiaries, shareholders, directors, officers, members, employees, partners, affiliates, agents, successors and assigns (collectively “Landlord Related Parties”) harmless from and against all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses (including without limitation reasonable attorneys fees) resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay and costs incurred by Landlord in returning the Premises to the required condition, plus interest thereon at the Agreed Interest Rate. If Tenant remains in possession of, or fails to remove all its personal property and trade fixtures from, the Premises after the Expiration Date or sooner termination of this Lease without Landlord’s consent, such hold over shall not constitute a renewal or extension of the Lease Term, Tenant’s continued possession shall be on the basis of a tenancy at sufferance, and Tenant shall be liable to Landlord for one hundred fifty percent (150%) of the Base Monthly Rent due in the month preceding the earlier termination or Expiration Date, as applicable, prorated for partial months based on the number of days in such month, plus all other amounts payable by Tenant under this Lease. If Tenant holds over after the Expiration Date or sooner termination of this Lease with Landlord’s consent, such holding over shall be construed as a month to month tenancy, at one hundred fifty percent (150%) of the Base Monthly Rent for the month preceding expiration or sooner termination of this Lease in addition to all other rent due under this Lease, and shall otherwise be on the terms and conditions of this Lease, except for the following: those provisions relating to the Lease Term to the extent inconsistent with a month to month tenancy, any provisions requiring Landlord to perform any Landlord’s Work and other work described in Section 6.A above, install any tenant improvements, or grant any tenant improvement or work allowance or any free rent or other concessions, and any options to extend or renew, which provisions shall be of no further force and effect. This provision shall survive the termination or expiration of the Lease.

8. ALTERATIONS & ADDITIONS:

A. General Provisions:

Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, (“Alterations”), or any part thereof, without obtaining Landlord’s prior written consent and delivering to Landlord the proposed architectural and structural plans for all such Alterations at least fifteen (15) days prior to the start of construction. If such Alterations affect the structure of the Building, Tenant additionally agrees to reimburse Landlord its reasonable out-of-pocket costs incurred in reviewing Tenant’s plans. All Tenant

Improvements shall also constitute “Alterations” under this Lease. After obtaining Landlord’s consent (where such consent is required), Tenant shall not proceed to make such Alterations until Tenant has obtained all required governmental approvals and permits, and provides Landlord reasonable security, in form reasonably approved by Landlord, to protect Landlord against mechanics’ lien claims; provided, however, that no such security shall be required in connection with Alterations that cost less than Two Hundred Thousand Dollars ($200,000) per project, or Six Hundred Thousand Dollars ($600,000) aggregate in any calendar year. Tenant agrees to provide Landlord (i) not less than twenty (20) days prior written notice of the anticipated and actual start-date of the work, (ii) a complete set of half-size (15” X 21”) vellum as-built drawings, and (iii) a certificate of occupancy, or other final government approval if the City does not issue certificates of occupancy, for the work upon completion of the Alterations.

Where Landlord’s consent is required for Alterations, Tenant shall cause to be prepared and shall submit to Landlord: (i) all interior architectural design and engineering drawings, layouts and material specifications and schedules for the Premises; (ii) all working, finished, detailed architectural and engineering construction drawings (including “as-built” drawings) and specifications for the Alterations and any revisions thereto (collectively, “Tenant’s Plans”), all to be in compliance with all applicable building codes and all other applicable Laws. Except for “as-built” drawings, a copy of the foregoing shall be submitted to Landlord (prior to submission for application for construction permits) for Landlord’s review and consent (which consent will not be unreasonably withheld, delayed or conditioned).

Not later than ten (10) days after Landlord’s receipt of Tenant’s Plans, Landlord shall advise Tenant if it approves them or if not shall advise Tenant what revisions are required to obtain Landlord’s approval; provided however that failure to notify Tenant of its decision within this ten (10) day period shall not be deemed approval by Landlord. If Landlord notifies Tenant that revisions are needed, then the parties shall confer and negotiate promptly and in good faith to reach agreement on modifications to the Tenant’s Plans. Not later than five (5) days after Landlord’s receipt of any the proposed modifications to the Tenant’s Plans, Landlord shall advise Tenant if it approves them or if not shall advise Tenant what further revisions are required to obtain Landlord’s approval; provided however that failure to notify Tenant of its decision within this five (5) day period shall not be deemed approval by Landlord.

All Alterations shall be constructed by a licensed general contractor (“Tenant’s General Contractor”) in compliance with all applicable Laws including, without limitation, all building codes, Sustainability Requirements and the Americans with Disabilities Act of 1990 as amended from time to time. Landlord hereby approves Permian Builders, Devcon Construction, South Bay Construction, Sobrato Construction, Advance Design Consultants, Inc., Cobe Construction, ICOM Mechanical, Technical Builders, Tico Construction and Silicon Valley Mechanical as acceptable contractors for the work for which such contractors are properly licensed. Upon the expiration or sooner termination of this Lease, all Alterations, except movable furniture and trade fixtures, shall become a part of the realty and belong to Landlord but shall nevertheless be subject to removal by Tenant as provided in Section 7.C. Notwithstanding the foregoing, if at the time Landlord gives its consent to any Alteration, Landlord advises Tenant in writing that such Alteration must be removed at expiration or sooner termination of this Lease, then Tenant shall be required to remove such Alteration and restore the Premises to the condition existing before such Alteration was performed not later than expiration or sooner termination of this Lease. If Landlord fails to so advise Tenant at the time of its consent, then such Alterations shall not be required to be removed. Alterations which are not deemed as trade fixtures include without limitation heating, lighting, electrical systems, air conditioning (other than supplemental HVAC units, which are addressed in the immediately following sentence), walls, carpeting, or any installation which has become an integral part of the Premises and cannot be removed without material damage to the

Premises. Any supplemental HVAC system installed by Tenant may be removed by Tenant provided that (i) Tenant also removes all supplemental equipment and systems and other items installed to serve or operate the supplemental HVAC system, and (ii) Tenant repairs and restores the Premises or such parts thereof to the condition existing before the installation of the supplemental HVAC system, which repair and restoration shall include causing the Premises to be brought into compliance with all applicable building codes and laws in effect at the time of the removal, repair and restoration to the extent such compliance is necessitated by the removal, repair and restoration work. All Alterations shall be maintained, replaced or repaired by Tenant at its sole cost and expense. In no event shall Landlord’s approval of, or consent to, any architect, contractor, engineer or other consultant or professional, any Alterations, or any plans, specifications and drawings for any Alterations constitute a representation or warranty by Landlord of (i) the accuracy or completeness of the plans, specifications, drawings and Alterations or the absence of design defects or construction flaws therein, or the qualification of any person or entity, or (ii) compliance with applicable Laws, and Tenant agrees that Landlord shall incur no liability by reason of such approval or consent. Once any Alterations begin, Tenant shall diligently and continuously pursue their completion. Notwithstanding anything to the contrary in this Section 8.A above, Tenant may make Alterations in the Premises which do not affect the structure or structural integrity of the Premises and do not adversely affect any Building systems, to the extent the cost of such work (i) does not exceed Two Dollars ($2) per rentable square foot of Premises and (ii) does not, together with all other Alterations performed during the same calendar year, exceed Four Dollars ($4) per rentable square foot of Premises in the aggregate.

B. Free From Liens:

Tenant shall keep the Premises free from all liens arising out of work performed, materials furnished, or obligations incurred by Tenant or claimed to have been performed for or furnished to Tenant (other than work performed by Landlord).

In the event Tenant fails to discharge any such lien within fifteen (15) days after receiving notice of the filing, Landlord shall immediately be entitled to discharge the lien at Tenant’s expense and all resulting costs incurred by Landlord, including attorney’s fees shall be due immediately from Tenant as additional rent.

C. Compliance With Governmental Regulations:

The term Laws or Governmental Regulations shall mean all federal, state, county, city or governmental agency laws, statutes, ordinances, codes, standards, rules, requirements, regulations, Sustainability Requirements or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, traffic mitigation, occupational, health, or safety standards for employers, employees, landlords, or tenants. Subject to this Section 7.C below, Tenant, at Tenant’s sole expense shall comply with all such Governmental Regulations applicable to the Premises or the Tenant’s use of the Premises and shall make all repairs, replacements, alterations, or improvements necessary to comply with said Governmental Regulations, other than work required of Landlord pursuant to Section 6.A above. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any such law, regulation or other requirement in its use of the Premises shall be conclusive of that fact as between Landlord and Tenant. Tenant’s obligations pursuant to this Section 8.C shall include, without limitation (except as expressly set forth in this Section 8.C below), maintaining and restoring the Premises and making structural and nonstructural alterations and additions to the Premises, Building and Outside Area in compliance and conformity with all Laws and recorded documents, except as provided in Section 6.A below. The foregoing shall include, without limitation, compliance with and improvements required by the Americans With Disabilities Act or any similar Laws, as they may be amended from time to time, subject to Landlord’s obligations under Section 6.A above and this Section 8.C below. Landlord’s approval of any Alteration or other act by Tenant shall not be deemed to be a representation by Landlord that said Alteration or act complies with applicable Laws, and Tenant shall remain solely responsible for said compliance. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to make structural or non-structural alterations or improvements to the Premises to comply with Laws unless required, in whole or in part, by Tenant’s particular use of the Premises or any work or Alteration made by or on behalf of Tenant during the Lease Term (but subject to any code compliance work required of Landlord pursuant to Section 6.A above); provided that any such work performed by Landlord (other than the code compliance work required of Landlord pursuant to Section 6.A above) shall constitute a Reimbursable Operating Cost, subject to the provisions of Section 9.D below.

D. Insurance Requirements:

During the course of construction of its Alterations, Tenant shall cause Tenant’s General Contractor to procure (as a cost of the Alterations) a “Broad Form” liability insurance policy in the amount of Three Million Dollars ($3,000,000.00).

Tenant shall maintain during the course of construction of its Alterations, at its sole cost and expense, builders’ risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractors procure and maintain in full force and effect during the course of construction a “broad form” commercial general liability and property damage policy of insurance naming Landlord, any property manager or Landlord affiliates designated by Landlord and Landlord’s lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than One Million Dollars ($1,000,000.00) per occurrence and One Million Dollars

($1,000,000.00) annual aggregate, and shall contain a severability of interest clause or a cross liability endorsement. If Commercial General Liability Insurance or other form with a general aggregate limit is used, either the general aggregate limit shall apply separately to this project/location or the general aggregate limit shall be twice the required occurrence limit.

E. Work Allowance:

Landlord shall provide Tenant a work allowance to be utilized by Tenant for the construction of certain of its Alterations (“Work Allowance”) in the amount of the approved bid for the Tenant Improvements determined in accordance with Section 6.C above. Tenant shall pay all costs associated with its Alterations, subject to reimbursement by Landlord to Tenant of the Work Allowance as described in this Section 8.E below. The Work Allowance shall be paid by Landlord to Tenant as payments become due to Tenant’s General Contractor as ,provided below. The Work Allowance may only be used as follows (the Alterations for which the Work Allowance may be utilized being the “Work Allowance Alterations”): (i) the portion of the Work Allowance attributable to the “QuantumScape, Second Floor Office” may only be used for general office improvements consistent in quality, fit and finish to the “QuantumScape, First Floor Office” as described in the Scope Letter that are a part of Landlord’s Work; provided, however, that the portion the Work Allowance attributable to carpeting for the “QuantumScape, Second Floor Office” may be used for carpeting or any alternative floor covering on the second floor of the Building and (ii) the portion of the Work Allowance attributable to the “QuantumScape, High Bay, Single Story R&D Area” may only be used only for generic research and development improvements in the R&D area; provided, however, that the portion the Work Allowance attributable to the drop ceiling system in the R&D area may only be used for a ceiling system in the R&D area which must include fire protection, lighting, HVAC, ducting and zone distribution. In the event that Tenant’s particular use of the HVAC in the R&D area diminishes the useful life of such equipment and requires a replacement by Landlord, then Landlord shall not be required to amortize the replacement cost of such HVAC units and the entire replacement cost of such HVAC units shall be paid by Tenant to Landlord not later than thirty (30) days after request for payment and evidence reasonably acceptable to Tenant of the cost incurred by Landlord for such HVAC units is delivered to Tenant. In addition, the cost of the Work Allowance Alterations for which the Work Allowance may be applied shall consist of only the following to the extent actually incurred by Tenant’s General Contractor in connection with the construction of Work Allowance Alterations: construction costs, all permit fees, construction taxes or other costs imposed by governmental authorities related to the Work Allowance Alterations, and Tenant’s General Contractor overhead and profit. If Tenant desires disbursement of the Work Allowance, which disbursements shall not be made more than once in any calendar month, Tenant shall deliver to Landlord the following (the “Disbursement Documentation”): (i) a written request for disbursement, setting forth the amount requested for disbursement (“Disbursement Request”); (ii) a schedule of values allocating costs to the various portions of the Work Allowance Alterations for which disbursement is sought, in form and content reasonably satisfactory to Landlord, and which shall substantiate that all of the work requested for disbursement has been completed; (iii) proof of payment or evidence of costs incurred of all amounts owed to Tenant’s General Contractor, in form reasonably acceptable to Landlord, (iv) lien releases, as provided below, in a form and content reasonably satisfactory to Landlord, from Tenant’s General Contractor, and all subcontractors, material suppliers and other persons or entities providing work or materials with respect to the Work Allowance Alterations; and (v) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested. Subject to this Section below, within thirty (30) days after Landlord’s receipt of the above items Landlord shall pay directly to Tenant or at Tenant’s request, to the applicable third party, an amount equal to the lesser of the undisbursed portion of the Work Allowance or the following: an amount equal to the product of (i) the amount requested for disbursement, and (ii) the lesser of (x) one (1) or (y) a fraction, the numerator of which is the total amount of the Work Allowance and the denominator of which is the total cost of all Alterations being performed by Tenant as evidenced by the construction contract entered into between Tenant and Tenant’s General Contractor for the Work Allowance Alterations, until such time as Landlord has expended the full amount of the Work Allowance. The formula for disbursement of the Work Allowance in the prior sentence is intended to result in a sharing in the cost of the Alterations, rather than having the Work Allowance applied first before Tenant is required to use its own funds for the Alterations.

If any portion of the Work Allowance remains un-disbursed as of the date that is twenty-four (24) months after the Commencement Date, then as to those remaining funds for which the required Disbursement Documentation has not been submitted to Landlord, Tenant shall not be entitled to any further disbursements of such funds and shall not be entitled to any credit with respect to such funds. All Work Allowance Alterations cost shall be fully documented to and subject to reasonable verification by Landlord. Notwithstanding the foregoing Landlord shall not be required make any disbursements of the Work Allowance during any period when Tenant is in material default under this Lease beyond any applicable cure period expressly granted in this Lease.

9. MAINTENANCE OF PREMISES:

A. Landlord’s Obligations:

Landlord at its sole cost and expense, shall maintain in good condition, order, and repair, and replace as and when necessary, the structural components of the Building including the foundation, exterior load bearing walls and roof structure, except that the cost to repair any damage caused by Tenant or Tenant’s Agents shall be paid for by Tenant to the extent the cost of repair is not fully paid to Landlord from available insurance proceeds.

In addition, Landlord shall maintain in good condition, order, and repair, and replace as and when necessary, all underground utility facilities (including sewer and drainage within the Project and to the point of connection with the public utility), the cost of which shall be a Reimbursable Operating Cost (as defined in Section 9.D below).

B.	Tenant’s Obligations:

Except for Landlord’s maintenance and repair obligations under Section 6.A, Section 9.A, Section 15.E and Section 16 of this Lease, Tenant shall clean, maintain, repair and replace when necessary the Building and every part thereof and other portions described below through regular inspections and servicing, including but not limited to the following, to the extent Landlord does not elect to maintain the same as Reimbursable Operating Costs: (i) all plumbing facilities, (ii) all heating ventilating and air conditioning facilities and equipment, (iii) all fixtures, interior walls, floors, carpets and ceilings, (iv) all windows, door entrances, plate glass and glazing systems including caulking, and skylights, (v) all electrical facilities and equipment, (vi) all automatic fire extinguisher equipment, (vii) the parking lot, (viii) all elevator equipment, (ix) the roof membrane system, and (x) all waterscape, landscaping and shrubbery. All wall surfaces and floor tile are to be maintained in an as good a condition as when Tenant took possession free of holes, gouges, or defacements. With respect to items (ii), (viii) and (ix) above, Tenant shall provide Landlord a copy of a service contract between Tenant and a licensed service contractor providing for periodic maintenance of all such systems or equipment in conformance with the manufacturer’s recommendations. Tenant shall provide Landlord a copy of such preventive maintenance contracts and paid invoices for the recommended work if requested by Landlord. To the extent that any item in (i) through (x) above is determined by Landlord to be for the benefit of more than one (1) tenant or occupant of the Building or Project, Landlord shall assume the obligation to clean, maintain, repair and replace the same as Reimbursable Operating Costs (as defined in Section 9.D below) and Tenant shall have no obligation to clean, maintain, repair or replace such item.

Notwithstanding this Section 9.B above, if Tenant determines that any of the following located in or servicing the Premises (other than Tenant Improvements or Alterations) or the Project are in need of material repair or replacement, and (i) the cost of such repair replacement is in excess of Seventy-five Thousand Dollars ($75,000), and (ii) the material repair or replacement constitutes a capital cost under generally accepted accounting principles, then Tenant shall notify Landlord of same in writing: (i) fire and life safety systems, (ii) fire pumps, (iii) elevators, (iv) roof membrane and (v) HVAC units. If Tenant notifies Landlord of the foregoing pursuant to the prior sentence, then Landlord shall cause such repair or replacement (whether an item is repaired or replaced shall be determined by Landlord in its reasonable discretion) to be made, subject to reimbursement by Tenant as follows: (1) the first Seventy-Five Thousand Dollars ($75,000) of such cost shall be paid by Tenant not later than thirty (30) days after demand for payment is delivered to Tenant, and Landlord shall not be required to contract for or begin such work until such amount has been paid to Landlord, and (2) the balance of such cost together with interest thereon at the Agreed Interest Rate shall be amortized over the useful life of the capital repair or replacement, as reasonably determined by Landlord in accordance with generally accepted accounting principles, and the monthly amortized cost shall be paid by Tenant to Landlord as additional rent on the first day of each calendar month during the remaining Lease Term.

C.	Obligations Regarding Reimbursable Operating Costs:

In addition to the direct payment by Tenant of expenses as provided in Section 9.B, 10, 11 and 12 of this Lease, Tenant agrees to reimburse Landlord for Tenant’s Allocable Share (as defined in Section 9.E below) of Reimbursable Operating Costs (as defined in Section 9.D below) resulting from Landlord payment of expenses related to the Building or Project which are not otherwise paid by Tenant directly. Landlord shall have the right to periodically provide Tenant with a written estimate of Reimbursable Operating Costs for the next twelve (12) months and Tenant shall thereafter, until Landlord revises such estimate, pay to Landlord as additional rental, along with its Base Monthly Rent, one twelfth of Tenant’s Allocable Share of the Reimbursable Operating Costs as estimated by Landlord. Within one hundred twenty (120) days after the end of each calendar year during the Lease Term, Landlord shall deliver to Tenant a statement (“Annual Statement”) in which Landlord shall set forth the actual expenditures for Reimbursable Operating Costs for such calendar year and Tenant’s Allocable Share thereof. The Annual Statement shall be certified by an authorized officer of Landlord to be correct. If the Annual Statement shows that Tenant’s payments of estimated Reimbursable Operating Costs exceeded Tenant’s actual obligation in respect of such calendar year, Landlord shall accompany said Annual Statement with a payment to Tenant of the amount of such excess. If the Annual Statement shows that Tenant’s payments of estimated Reimbursable Operating Costs were less than its actual obligation in respect of such calendar year, Tenant shall pay said difference to Landlord within thirty (30) days after Tenant’s receipt of the Annual Statement.

If Tenant disputes the amount or characterization of any item contained in the Annual Statement then Tenant shall give written notice thereof to Landlord not later than one hundred twenty (120) days after the Annual Statement is delivered to Tenant. Tenant shall then have the right to cause Landlord’s records upon which the Annual Statement is based to be audited by an independent nationally recognized certified public accounting firm. Except as provided below, the fee for any audit conducted on Tenant’s behalf shall be borne solely by Tenant. In no event shall the fee for any audit be computed on a contingency fee basis or be otherwise dependent upon the findings of such audit, and Tenant shall confirm to Landlord in writing the non-contingent nature of the contract between Tenant and such auditor. Tenant shall not have any right to withhold any payment pending resolution of such dispute or audit, and payment by Tenant of any sum or sums in dispute shall not be deemed to be a waiver of Tenant’s right to audit or contest the Annual Statement in accordance with the terms and conditions of this Lease. Landlord shall cooperate with such audit and shall provide Landlord’s books and records reasonably requested and relative to the audit which shall be conducted during regular business hours at the office where Landlord maintains its books and records, at no cost to Landlord except as expressly provided below. If after such audit the parties do not agree on the audit findings then the dispute shall be settled by arbitration pursuant to Section 20.E below. If, as a result of Tenant’s inspection of Landlord’s books or the findings of the third party independent audit of Landlord’s records and review, an error is discovered in the Annual Statement, Landlord shall revise the Annual Statement accordingly and any overpayment by Tenant shall be refunded by Landlord to Tenant not later than thirty (30) days after receipt by Landlord of written demand for payment, and any underpayment shall be paid by Tenant not later than thirty (30) days after receipt by Tenant of written demand for payment. If Tenant does not notify Landlord of a dispute within one hundred twenty (120) days after receipt of any Annual Statement, Tenant shall be deemed to have accepted such Annual Statement and waived its right to dispute the Annual Statement or conduct an audit with respect to the Annual Statement. Landlord’s records and any information provided by Landlord to auditors pursuant to this Section, and the results of any such audit, shall be kept confidential by Tenant and its auditors, and shall not be made available by the auditors or Tenant to any other person or entity except to Tenant’s parent or affiliates and outside legal and financial representatives and except in any dispute resolution proceeding between the parties relating to such audit. If requested by Landlord, Tenant and its auditor shall, prior to any such audit, execute and deliver to Landlord a confidentiality agreement prepared by Landlord, reasonably acceptable to Tenant. If the final audit discloses an error in Landlord’s determination of the Reimbursable Operating Costs in excess of five percent (5%) in Landlord’s favor (i.e. the Annual Statement overstated Reimbursable Operating Costs by more than five percent (5%)), then all reasonable out-of-pocket costs of the audits shall be borne by Landlord; otherwise the cost of the audits shall be borne by Tenant.

D.	Reimbursable Operating Costs:

For purposes of calculating Tenant’s Allocable Share of Building and Project costs, the term “Reimbursable Operating Costs” is defined as all costs and expenses which are incurred by Landlord in connection with ownership and operation of the Building or the Project in which the Premises are located, together with such additional facilities installed in the Project as may be determined by Landlord to be reasonably desirable or necessary to the ownership and operation of the Building and/or Project, except to the extent expressly excluded from Reimbursable Operating Costs pursuant to this Section 9.D below. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord’s business, but not in excess of eighteen (18) months). Reimbursable Operating Costs shall include, but not be limited to, the following to the extent the obligation therefor is not that of Tenant under the provisions of Section 9.B above: (i) Outside Area utilities, including water, power, telephone, heating, lighting, air conditioning, ventilating, and Building utilities to the extent not separately metered; (ii) maintenance and service agreements for the Building and/or Project and the equipment therein, including without limitation, janitorial services, alarm and security services, exterior window cleaning, and maintenance of the sidewalks, landscaping, waterscape, roof membrane, parking areas, driveways, service areas, mechanical rooms, elevators, and the building exterior; (iii) insurance premiums and costs, including without limitation, the premiums and cost of fire, casualty and liability coverage and rental abatement and, if elected by Landlord, earthquake insurance applicable to the Building or Project (subject to the cost limitations set forth in Section 10 below); (iv) repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties other than as Reimbursable Operating Costs, and repairs or alterations attributable solely to tenants of the Building or Project other than Tenant); (v) all real estate taxes and assessment installments or other impositions or charges which may be levied on the Building or Project, upon the occupancy of the Building or Project and including any substitute or additional charges which may be imposed during, or applicable to the Lease Term including real estate tax increases due to a sale, transfer or other change of ownership of the Building or Project, as such taxes are levied or appear on the City and County tax bills and assessment rolls; (vi) costs of complying with Sustainability Requirements; (vii) deductibles under insurance policies; (viii) capital expenditures, provided that if a capital expenditure exceeds Fifty Thousand Dollars ($50,000), the portion of such expenditure above Fifty Thousand Dollars ($50,000) shall be amortized over the useful life of the item for which such cost was incurred as reasonably determined by Landlord, together with interest on the unpaid portion of such excess expenditure at the Agreed Interest Rate, and the first Fifty Thousand Dollars ($50,000) shall be included as a Reimbursable Operating Cost without having to be amortized; and (ix) any of items (i) through (vi) in Section 9.B above to the extent Landlord has elected to assume with respect thereto the obligations for cleaning, maintenance, repair and/or replacement. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant’s Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project. This is a “Net” Lease, meaning that Base Monthly Rent is paid to Landlord absolutely net of all costs and expenses, except only those costs which this Lease expressly states shall be paid by Landlord at Landlord’s sole cost or which are expressly excluded from Reimbursable Operating Costs pursuant to this Section 9.B. The provision for payment of Reimbursable Operating Costs by means of monthly payment of Tenant’s Allocable Share of Building and/or Project Costs is intended to pass on to Tenant and reimburse Landlord for all costs of operating and managing the Building and/or Project, other than those costs which this Lease expressly states shall be paid by Landlord at Landlord’s sole cost or which are expressly excluded from Reimbursable Operating Costs pursuant to this Section 9.B . If less than one hundred percent (100%) of the Building and other Project buildings is leased at any time during the Lease Term, Landlord shall adjust Reimbursable Operating Costs to equal Landlord’s reasonable estimate of what Reimbursable Operating Costs would be had one hundred percent (100%) of the Building and the other Project buildings been leased.

Reimbursable Operating Costs shall exclude the following: (a) Costs occasioned by the act, omission or violation of any law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors; (b) Costs to correct any construction defect in the Premises, Building or the Project, (provided that Tenant shall be solely responsible for correcting defects in Alterations or any other correction of defects that becomes necessary due to any Alterations); (c) Costs incurred in connection with negotiations or disputes with any other occupant of the Project (other than Tenant’s Agents as to which Tenant shall be solely responsible) and costs arising from the violation by Landlord or any occupant of the Project (other than Tenant or Tenant’s Agents, as to which Tenant shall be solely responsible) of the terms and conditions of any lease or other agreement; (d) premiums and deductibles for earthquake insurance and terrorism insurance, and, premiums for flood insurance unless the Property is located in a FEMA special flood hazard zone and such flood insurance is required by Landlord’s lender; (e) Costs incurred in connection with the presence of any Hazardous Material; (f) interest, charges and fees incurred on debt; (g) costs of repair and maintenance to be performed at Landlord’s sole cost and expense as set forth in Section 9.A above; (h) Landlord’s net income, inheritance, gift, transfer, or estate taxes; (i) costs to correct any violation of any covenant, condition, restriction, underwriter’s requirement or law applicable to the Premises or the Project on the Commencement Date; (j) any co-insurance payments; and (k) real estate taxes or assessments: (1) in excess of the amount which would be payable if such assessment expense were paid in installments over the longest possible term, and (2) imposed on land or improvements other than the Project. Exclusion of costs from Reimbursable Operating Costs shall not be construed to release Tenant from the obligation to pay for such costs other than as Reimbursable Operating Costs as expressly provided elsewhere in this Agreement (including but not limited to the capital costs pursuant to Section 9.B above and Tenant’s obligations relating to Hazardous Materials pursuant to Article 13 below).

E.	Tenant’s Allocable Share:

For purposes of prorating Reimbursable Operating Costs which Tenant shall pay, Tenant’s Allocable Share of Reimbursable Operating Costs shall be computed by multiplying the Reimbursable Operating Costs by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is either (i) the total rentable square footage of the Building if the service or cost is allocable only to the Building, or (ii) the total rentable square footage of the buildings in the Project if the service or cost is allocable to the entire Project, or (iii) the total rentable square footage of the premises of those tenants or occupants of the Project that Landlord determines to be benefiting from such service or facility. Tenant’s obligation to share in Reimbursable Operating Costs shall be adjusted to reflect the Lease Commencement and Expiration Dates and is subject to recalculation in the event of expansion or contraction of the rentable square footage of the Building or Project.

F.	Waiver of Liability:

Failure by Landlord to perform any defined services, or any cessation thereof, when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character or by any other cause, similar or dissimilar, shall not render Landlord liable to Tenant in any respect, including damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery utilized in supplying the services listed herein break down or for any cause cease to function properly, upon receipt of written notice from Tenant of any deficiency or failure of any services, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no right to terminate this Lease and shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 concerning the Landlord’s obligation of tenantability and Tenant’s right to make repairs and deduct the cost of such repairs from the rent, and any similar Law now or hereafter in effect. Except for Landlord’s willful misconduct, Landlord shall not be liable for a loss of or injury to person or property, however occurring, through or in connection with or incidental to furnishing, or its failure to furnish, any of the foregoing.

10.	INSURANCE:

A.	Tenant’s Use:

Neither Tenant nor Tenant’s Agents shall use or permit the Premises, or any part thereof, to be used for any purpose other than that for which the Premises are hereby leased; and no use of the Premises by Tenant or Tenant’s Agents shall be made or permitted, nor acts done, which will cause an increase in premiums (unless such use is a Permitted Use and Tenant pays such increase) or a cancellation of any insurance policy covering the Premises or any part thereof, nor shall Tenant or Tenant’s Agents sell or permit to be sold, kept, or used in or about the Premises, any article prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost, comply with all requirements of any insurance company or organization necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and appurtenances.

B.	Landlord’s Insurance:

Landlord agrees to purchase and keep in force All Risk and fire insurance in an amount equal to the replacement cost of the Building excluding any Tenant Improvements and Alterations that are reasonably identified by Landlord in writing to Tenant delivered at the time of Landlord’s approval thereof as not typical or customary for office uses (“Specialized Tenant Improvements”), provided that Landlord’s insurance may provide coverage to replace Specialized Tenant Improvements or Alterations with improvements that are typical or customary for office uses. In addition, if required by Landlord’s lender because the Property is located in a FEMA flood hazard zone Landlord may elect to purchase insurance coverage for flood in amounts required by Landlord’s lender and with deductibles reasonably determined by Landlord, the cost of which shall be a Reimbursable Operating Cost; however if Landlord elects to maintain earthquake insurance, the cost of such earthquake insurance shall not be a Reimbursable Operating Cost.

Landlord may also maintain a policy of (i) commercial general liability insurance insuring Landlord (and such others designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or Project in an amount as Landlord determines is reasonably necessary for its protection, and (ii) rental loss insurance covering a twelve (12) month period.

Tenant agrees to pay Landlord as additional rent, within ten (10) days after written invoice to Tenant, Tenant’s Allocable Share of the amount of any deductible under such policies maintained by Landlord (excluding any deductible under any earthquake or terrorism policy maintained by Landlord), provided that if damage is confined to the Premises, Tenant shall pay the entire deductible to Landlord (excluding any deductible under any earthquake or terrorism policy maintained by Landlord). It is understood and agreed that Tenant’s obligation under this Section 10.B will be prorated to reflect the Commencement Date and Expiration Date.

C.	Tenant’s Insurance:

Tenant agrees, at its sole cost, to insure its personal property, trade fixtures and Specialized Tenant Improvements against damage for their full replacement value (without depreciation). Said insurance shall provide All Risk and fire coverage equal to the replacement cost of said property. Tenant shall deliver a copy of the policy and renewal certificate to Landlord. Tenant agrees, at its sole cost, to obtain and maintain throughout the Lease Term Commercial General Liability insurance for occurrences within the Project with a combined single limit of not less than Five Million Dollars ($5,000,000.00) and worker’s compensation insurance with a combined single limit of One Million Dollars ($1,000,000.00). Tenant’s liability insurance shall be primary insurance containing a cross-liability endorsement, and shall provide coverage on an “occurrence” rather than on a “claims made” basis. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named or additional insureds shall not reduce or avoid coverage to the other named or additional insureds. Tenant shall name Landlord and Landlord’s lenders, property manager and any affiliates of Landlord that are designated by Landlord from time to time as additional insureds on its liability policies and shall deliver a copy of the policies and renewal certificates to Landlord. All insurance policies required under this Section 10.C shall provide for thirty (30) days’ prior written notice to Landlord of any cancellation, termination, or reduction in coverage. Notwithstanding the above, Landlord retains the right to have Tenant provide other forms of insurance which may be reasonably required (i.e., required by other major landlords of comparable buildings in Santa Clara County) to cover future risks, but not more than once every forty-eight (48) months.

D.	Waiver:

Except as expressly provided elsewhere in this Lease, Landlord and Tenant hereby waive all tort, contract or other rights each may have against the other on account of any loss or damage sustained by Landlord or Tenant, as the case may be, or to the Premises or its contents, which may arise from any risk covered by their respective insurance policies (or which would have been covered had such insurance policies been maintained in accordance with this Lease) as set forth above. The Parties shall each obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against Landlord or Tenant, as the case may be.

11.	TAXES:

Tenant shall be liable for and shall pay as additional rent, prior to delinquency, all taxes and assessments levied against Tenant’s personal property and trade or business fixtures. All real estate taxes shall be prorated to reflect the Commencement Date and Expiration Date. If, at any time during the Lease Term a tax, excise on rents, business license tax or any other tax, however described, is levied or assessed against Landlord or the Project as a substitute for or in addition to, in whole or in part, taxes assessed or imposed on land or buildings, Tenant shall pay and discharge its pro rata share of such tax or excise on rents or other tax before it becomes delinquent; except that this provision is not intended to cover net income taxes, inheritance, gift or estate tax imposed upon Landlord. In the event that a tax is placed, levied, or assessed against Landlord and the taxing authority takes the position that Tenant cannot pay and discharge its pro rata share of such tax on behalf of Landlord, then at Landlord’s sole election, Landlord may increase the Base Monthly Rent by the exact amount of such tax and Tenant shall pay such increase. If by virtue of any application or proceeding brought by Landlord, there results a reduction in the assessed value of the Premises during the Lease Term, Tenant agrees to pay Landlord a fee consistent with the fees charged by a third party appeal firm for such services.

12.	UTILITIES:

Tenant shall arrange for and pay directly to the providing utility all water, gas, electric, telephone, and other utilities supplied to the Premises. Landlord shall not be liable for loss of or injury to person or property, however occurring, through or in connection with or incidental to furnishing or the utility company’s failure to furnish utilities to the Premises or any other portion of the Project, and in such event Tenant shall not be entitled to abatement or reduction of any portion of Base Monthly Rent or any other amount payable under this Lease and the continued effectiveness of this Lease shall not be affected thereby. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions.

13.	TOXIC WASTE AND ENVIRONMENTAL DAMAGE:

A.	Use of Hazardous Materials:

Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, neither Tenant, nor any subtenant of the Premises (of any tier in the chain of title) or any of Tenant’s or such subtenant’s agents, employees, representatives, affiliates, architects, contractors (including without limitation subcontractors of all tiers), suppliers, vendors, subtenants, licensees or invitees (collectively “Tenant’s Agents”), shall cause or permit any Hazardous Materials, as defined below, to be generated, brought onto, used, stored, created, released or disposed of in or about the Premises or Project, except that Tenant may use and store small quantities of common household cleaners and office supplies on the Premises provided such use and storage is in strict compliance with all Environmental Laws, as defined below. As used herein, the term “Hazardous Materials” shall mean any and all substances, materials or wastes (whether liquid, solid or gaseous), which are a pollutant or contaminant, or which are hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk to public health or the environment, or which are or may become regulated by or under the authority of any Environmental Laws, as defined below, including, without limitation, asbestos or asbestos containing materials, petroleum products, pesticides, polychlorinated biphenyls, flammable explosives, radioactive materials and urea formaldehyde. As used herein, the term “Environmental Laws” shall mean any present or future federal, state or local Laws, whether common law, statute, rule, regulation or ordinance, judgment, order, or other governmental restriction, guideline, listing or requirement, relating to the environment or any Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §6901 et seq., and applicable provisions of the California Health and Safety Code and the California Water Code, all as heretofore or hereafter may be amended from time to time. In order to obtain consent, Tenant shall deliver to Landlord its written proposal describing the Hazardous Materials to be brought onto the Premises, measures to be taken for storage and disposal thereof, and safety measures to be employed to prevent pollution or contamination of the air, soil, surface and ground water. Landlord’s approval may be withheld in its reasonable judgment. Without diminishing Tenant’s obligation to obtain Landlord’s consent to Tenant’s use of Hazardous Materials on the Premises where this Lease requires such consent, Tenant represents and warrants that it shall comply with all Governmental Regulations applicable to Hazardous Materials including doing the following: (i) adhere to all reporting and inspection requirements imposed by Federal, State, County or Municipal Laws and provide Landlord a copy of any such reports or agency inspections; (Ii) obtain and provide Landlord copies of all necessary permits required for the use and handling of Hazardous Materials on the Premises; (iii) enforce Hazardous Materials handling and disposal practices consistent with industry standards; (iv) surrender the Premises and Project free from any and all Hazardous Materials generated, brought, used, stored, created, released, or disposed of (collectively and individually, “Released”) by Tenant or Tenant’s Agents or by anyone else (other than Landlord or Landlord’s agents, employees or contractors) coming onto the Premises; and (v) if required in connection with Hazardous Materials Released by Tenant or Tenant’s Agents, properly close the facility with regard to Hazardous Materials including the removal or decontamination of any process piping, mechanical ducting, storage tanks, containers, or trenches which have come into contact with Hazardous Materials and obtaining a closure certificate from the local administering agency prior to the Expiration Date or sooner termination of this Lease.

Notwithstanding anything to the contrary contained in this Lease, Landlord hereby consents to and approves of Tenant’s use of the Hazardous Materials listed on Exhibit C attached hereto.

B.	Tenant’s Indemnity Regarding Hazardous Materials:

Tenant shall, at its sole cost and expense and with counsel reasonably acceptable to Landlord, indemnify, defend and hold harmless Landlord and the Landlord Related Parties from and against any and all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses (including without limitation reasonable attorneys fees) incurred or suffered arising from generating, bringing, using, storing, creating, releasing or disposing of Hazardous Materials in or about the Premises or Project by Tenant or Tenant’s Agents, or by anyone else coming onto the Premises (other than Landlord or Landlord’s agents, employees and contractors), or the violation of any Governmental Regulation or Environmental Laws by Tenant or Tenant’s Agents or by anyone else coming onto the Premises (other than Landlord or Landlord’s agents, employees or contractors). This indemnification, defense and hold harmless obligation applies whether or not the concentrations of any such Hazardous Materials exceed applicable maximum contaminant or action levels or any governmental agency has issued a cleanup order. Tenant’s indemnification, defense, and hold harmless obligations include, without limitation, the following: (i) claims, liabilities, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under present or future Laws, including Environmental Laws; (ii) claims, liabilities, costs or expenses pertaining to the assessment and identification, monitoring, cleanup, containment, or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source; (iii) losses attributable to diminution in the value of the Premises, Building or Project as a result of any generation, bringing upon, use, storage, creation, release or disposal of (collectively and individually, a “Release”) Hazardous Materials in or about the Premises or Project by Tenant or Tenant’s Agents; (iv) loss or restriction of use of rentable space in the Building or Project as a result of any Release of Hazardous Materials in or about the Premises or Project by Tenant or Tenant’s Agents; (v) adverse effect on the marketing of any space in the Building or Project; and (vi) all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This Section 13.B shall survive the expiration or termination of this Lease.

C.	Notice of Release or Violation:

If, during the Lease Term (including any extensions), Tenant becomes aware of (i) any actual or threatened release of any Hazardous Materials on, under or about the Premises or Project or (ii) any inquiry, investigation, proceeding, claim, notice or order by any private or public person or entity regarding the presence of Hazardous Materials on, under or about the Premises or Project, including without limitation alleged violations of Environmental Laws by Tenant or Tenant’s Agents, Tenant shall give Landlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously and thereafter furnish Landlord with copies of any claims, notices of violation, reports, or other writings received by Tenant concerning the release or investigation. In the event of an actual release of Hazardous Materials, Tenant shall also give Landlord immediate verbal notice of such release. In the event of any release on or into the Premises or any portion of the Project or into the soil or ground water under the Premises, the Building or the Project of any Hazardous Materials used, treated, stored or disposed of by Tenant or Tenant’s Agents or by anyone else (other than Landlord or Landlord’s agents, employees or contractors) coming onto the Premises, Tenant agrees to comply, at its sole cost, with all laws, regulations, ordinances and orders of any federal, state or local agency relating to the monitoring or remediation of such Hazardous Materials. In the event of any such release of Hazardous Materials Tenant shall immediately give verbal and follow-up written notice of the release to Landlord, and Tenant agrees to meet and confer with Landlord and any lender designated by Landlord to attempt to eliminate and mitigate any financial exposure to such lender and resultant exposure to Landlord under California Code of Civil Procedure Section 736(b) as a result of such release, and promptly to take reasonable monitoring, cleanup and remedial steps given, inter alia, the historical uses to which the Project has and continues to be used, the risks to public health posed by the release, the then available technology and the costs of remediation, cleanup and monitoring, consistent with acceptable customary practices for the type and severity of such contamination and all applicable Laws. Nothing in the preceding sentence shall eliminate, modify or reduce the obligation of Tenant under Section 13.B of this Lease to indemnify, defend and hold Landlord and the Landlord Related Parties harmless. Tenant shall provide Landlord prompt written notice of Tenant’s monitoring, cleanup and remedial steps_ In the absence of an order of any federal, state or local governmental or quasi-governmental agency relating to the cleanup, remediation or other response action required by applicable law, any dispute arising between Landlord and Tenant concerning Tenant’s obligation to Landlord under this Section 13.C concerning the level, method, and manner of cleanup, remediation or response action required in connection with such a release of Hazardous Materials shall be resolved by mediation and/or arbitration pursuant to this Lease.

D.	Remediation Obligations:

In the event of any release on, under or about the Premises or the Project of any Hazardous Materials generated, brought onto, used, stored, created or disposed of by Tenant or Tenant’s Agents or by anyone else (other than Landlord or Landlord’s agents, employees or contractors) coming onto the Premises, Tenant shall, at its sole cost, promptly take all necessary and appropriate actions, in compliance with applicable Environmental Laws, to remove or remediate such Hazardous Materials, whether or not any -//governmental agency has issued a cleanup order, so as to return the Premises and Project to the condition that existed before the introduction of such Hazardous Materials. Tenant shall obtain Landlord’s written consent prior to implementing any proposed removal or remedial action, provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s written consent. Nothing in the preceding sentence shall in any way eliminate, modify or reduce the obligation of Tenant under 13.B of this Lease to indemnify, defend and hold Landlord and the Landlord Related Parties harmless.

E.	Environmental Monitoring:

Landlord and its agents and consultants shall have the right to inspect, investigate, sample and monitor the Premises, including any air, soil, water, ground water, or to conduct any other sampling or testing, digging, drilling or analysis, to determine whether Tenant is complying with the terms of this Section 13. The costs incurred by Landlord in performing the work described in the next sentence shall be at Landlord’s sole cost, unless Landlord discovers that Tenant is not in compliance with the terms of this Section 13. If Landlord discovers that Tenant is not in compliance with the terms of this Section 13, the costs incurred by Landlord in determining Tenant’s non compliance, including attorneys’, consultants’ and experts’ fees, shall be due and payable by Tenant to Landlord within five (5) days following Landlord’s written demand therefor.

To the actual knowledge of Landlord, except as disclosed by that certain Phase 1 Environmental Site Assessment (ESA) Report for 1730 Technology Drive, San Jose, California dated May 28, 2013, and prepared by Environmental Risk Specialties Corporation, (a) no Hazardous Material is present in, on or under the Building or the Project or the soil, surface water or groundwater thereof in violation of applicable Laws, (b) no underground storage tanks are present on the Project, and (c) no action, proceeding or claim is pending or threatened regarding the Building or the Project concerning any Hazardous Material or pursuant to any Environmental Law. Phrases such as “to the actual knowledge of Landlord”, or other phrases relating to Landlord’s knowledge as used in this Lease, mean and are limited to the actual personal knowledge as of the Effective Date of John Michael Sobrato, without such individual having undertaken or being required to undertake any duty of inquiry, investigation or due diligence with respect to such matters, without the knowledge of any other person being imputed to such individual, and without such individual assuming any personal liability with respect to such matters. Under no circumstance shall Tenant be liable to Landlord for, and Landlord shall not require Tenant to remove or remediate (or pay for the cost thereof), any Hazardous Material that are present as of the Delivery Date (excluding Hazardous Materials released by Tenant or Tenant’s Agents) or that have migrated to or under the Building or the Project from off-site sources.

If, during the course of construction of the Tenant Improvements or the QuantumScape Alterations described in the Scope Letter, Tenant discovers any Hazardous Materials which were present in the Building as of the Delivery Date (excluding Hazardous Materials released by Tenant or Tenant’s Agents), Tenant shall give written notice of the existence of such Hazardous Materials to Landlord promptly upon discovery, and Landlord shall promptly take all necessary and appropriate actions, to the extent required by applicable Environmental Laws, to remove or remediate such Hazardous Materials, and shall use its commercially reasonable efforts to cause such removal or remediation actions to be completed with the least possible interference with, or delay in, Tenant’s construction.

14.	TENANT’S DEFAULT

A.	Events of Default

The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (each, an “Event of Default” or “event of default”): (i) Tenant’s failure to pay the Base Monthly Rent or any other payment due under this Lease (including additional rent) by the date such amount is due (provided however that notwithstanding that a failure to pay when due is an Event of Default by Tenant, Landlord agrees that [Landlord will not terminate the Lease and bring an action to dispossess Tenant of the Premises without first giving Tenant written notice that the amount due from Tenant is past due and providing Tenant three (3) business days after Tenant’s receipt of written notice from Landlord to cure such default); (ii) [intentionally deleted]; (iii) Tenant’s failure to observe and perform any other required provision of this Lease, where such failure continues for thirty (30) days after written notice from Landlord, provided, however, that if the nature of the default is such that it cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed in default if it commences within such period to cure, and thereafter diligently prosecutes the same to completion not later than one hundred twenty (120) days after such written notice is delivered to Tenant, except however that if this Lease expressly provides that no notice or cure is required for a breach or default to exist then such thirty (30) day notice and cure periods described above shall not apply; (iv) Tenant’s making of any general assignment for the benefit of creditors; (v) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days after the filing); (vi) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to

Tenant within thirty (30) days; (vii) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; or (viii) the occurrence (beyond any applicable notice and cure periods) of any other event described as a default elsewhere in this Lease or any amendment thereto regardless of whether such event is defined as a material default and breach of this Lease in this Section 14. The parties agree that the three (3) business days notice given by Landlord to Tenant with respect to delinquent payments pursuant to this Section 14.A above shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding against Tenant provided that such notice is in the form required by California Code of Civil Procedure Section 1161 and is served in the manner required by California Code of Civil Procedure Section 1161.

B.	Remedies:

In the event of any default by Tenant beyond applicable notice and cure periods, then in addition to other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event Landlord elects to so terminate this Lease, Landlord may recover from Tenant all the following: (i) the worth at time of award of any unpaid rent which had been earned at the time of such termination; (ii) the worth at time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could have been reasonably avoided; (iii) the worth at time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform its obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom; including the following: (x) expenses for repairing, altering or remodeling the Premises for purposes of reletting, (y) broker’s fees, advertising costs or other expenses of reletting the Premises, and (z) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions; and (v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable California law. The term “rent”, as used in this Lease, is defined as the minimum monthly installments of Base Monthly Rent and all other sums required to be paid by Tenant pursuant to this Lease, all such other sums being deemed as additional rent due hereunder. As used in (i) and (ii) above, “worth at the time of award” shall be computed by allowing interest at a rate equal to the greater of the following (the “Agreed Interest Rate”) (i) the discount rate of the Federal Reserve Bank of San Francisco plus five (5%) percent per annum, as of the twenty-fifty (25th) day of the month immediately preceding Tenant’s default, on advances to member banks under Section 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, or (ii) ten percent (10%) per annum. As used in (iii) above, “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent. Furthermore, in the event of a default as described in clause (iv), (v), (vi) or (vii) in Section 14.A above, Landlord reserves the right to compensation for all damages and costs incurred by Landlord as a result of Tenant’s default, including without limitation those based upon a tort claim or contractual claim, and without any cap other than that imposed by the United States Bankruptcy Code (as amended, and as interpreted by case law, the “Code”) with respect to rent, as defined in the Code. Tenant hereby waives the protection of any limitation in the Code imposed upon such damages to the extent such waiver is enforceable under the Code, and Tenant hereby agrees that the Security Deposit may be retained by Landlord for purposes of compensation for any and all tort or contractual or other claims by Landlord against Tenant. Any obligation Landlord may have to mitigate damages upon a termination due to Tenant’s default shall not include the obligation to relet the Premises if Landlord has other comparable available space within the Building or Project.

C.	Right to Re-enter:

In the event of any such default by Tenant, Landlord shall have the right, after terminating this Lease, to re-enter the Premises and remove all persons and property in accordance with applicable law. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, and disposed of by Landlord, in any manner permitted by law.

D.	Continuation of Lease:

If Landlord does not elect to terminate this Lease as provided in Section 14.B above, then the provisions of California Civil Code Section 1951.4, (Landlord may continue the Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due if Tenant has a right to sublet and assign, subject only to reasonable limitations) as amended from time to time, shall apply, this Lease shall continue in effect, and Landlord may enforce all of its rights and remedies under this Lease, including without limitation, the right to recover payment of rent as it becomes due.

E.	No Termination:

Neither efforts by Landlord to mitigate damages caused by a breach or default of Tenant, nor acts of maintenance or preservation or efforts to relet the Premises shall constitute an election by Landlord to terminate the Lease or a termination of Tenant’s right to possession of the Premises.

F.	Non-Waiver:

Landlord may accept Tenant’s payments without waiving any rights under this Lease, including rights under a previously served notice of default, except with respect to the payment accepted. No payment by Tenant or receipt by Landlord of a lesser amount than any installment of rent due shall be deemed as other than payment on account of the amount due. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default as to payments not accepted or performance not completed without giving Tenant any further notice or demand. Furthermore, the Landlord’s acceptance of rent from the Tenant when the Tenant is holding over without express written consent does not convert Tenant’s tenancy from a tenancy at sufferance to a month to month tenancy. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Landlord of any provision of this Lease must be in writing. Such waiver shall affect only the provision specified and only for the time and in the manner stated in the writing. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver thereof by Landlord. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the Expiration Date. Only written notice from Landlord to Tenant of acceptance shall constitute such acceptance of surrender of the Premises. Landlord’s consent to or approval of any act by Tenant which requires Landlord’s consent or approvals shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent act by Tenant. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenants

G.	Performance by Landlord:

If Tenant fails to perform any obligation required under this Lease or by Laws beyond applicable notice and cure periods, Landlord in its sole and absolute discretion may, without notice, without waiving any rights or remedies and without releasing Tenant from its obligations hereunder, perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums paid by Landlord in connection with such substitute performance, including interest at the Agreed Interest Rate within ten (10) days of Landlord’s written notice for such payment.

H.	Habitual Default:

The provisions of Section 14 notwithstanding, the Parties agree that if Tenant shall have defaulted beyond applicable notice and cure periods in the payment of Base Monthly Rent or any scheduled payment of Reimbursable Operating Costs for three (3) or more times during any twelve (12) month period during the Lease Term, then such conduct shall, at the election of the Landlord, represent a separate event of default which cannot be cured by Tenant. Tenant acknowledges that the purpose of this provision is to prevent repetitive defaults by Tenant, which work a hardship upon Landlord and deprive Landlord of Tenant’s timely performance under this Lease.

15.	LANDLORD’S LIABILITY:

A.	Limitation on Landlord’s Liability:

In the event of Landlord’s failure to perform any of its covenants or agreements under this Lease, Tenant shall give Landlord written notice of such failure and shall give Landlord thirty (30) days to cure or commence to cure such failure prior to any claim for breach or resultant damages, provided, however, that if the nature of the default is such that it cannot reasonably be cured within the 30-day period, Landlord shall not be deemed in default if it commences within such period to cure, and thereafter diligently prosecutes the same to completion. In addition, upon any such failure by Landlord, Tenant shall give notice by registered or certified mail to any person or entity with a security interest in the Premises (“Mortgagee”) that has provided Tenant with notice of its interest in the Premises, and shall provide Mortgagee a reasonable opportunity to cure such failure, including such time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effectuate a cure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned is an express third-party beneficiary hereof. Tenant waives any right under California Civil Code Section 1950.7 or any other present or future law to the collection of any payment or deposit from Mortgagee or any purchaser at a foreclosure sale of Mortgagee’s interest unless Mortgagee or such purchaser shall have actually received and not refunded the applicable payment or deposit. Tenant further waives any right to terminate this Lease and to vacate the Premises on Landlord’s default under this Lease. Tenant’s sole remedy on Landlord’s default is an action for damages or injunctive or declaratory relief; provided, however, Landlord and the Landlord Related Parties shall not be liable to Tenant for any consequential damages suffered or incurred by Tenant on account of Landlord’s default including, without limitation, on account of lost profits or the interruption of Tenant’s business. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Tenant, Tenant’s employees, invitees, customers, or any other person in or about the Premises or the Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or any other person in or about the Premises or Project, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant, or user of the Project, nor from the failure of Landlord to enforce the provisions of any other lease of the Project.

B.	Limitation on Tenant’s Recourse:

If Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, then the obligations of Landlord shall not constitute personal obligations of the Landlord Related Parties. Tenant shall have recourse only to the interest of Landlord in the Premises (including without limitation, the proceeds from the sale and rental thereof) for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.

C.	Indemnification of Landlord:

As a material part of the consideration rendered to Landlord, Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises or Project, from any cause arising at any time to the fullest extent permitted by law, and, except to the extent due to the negligence or willful misconduct of Landlord, or a Landlord default of one of its material performance obligations under this Lease, Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord and hold Landlord and the Landlord Related Parties harmless from and against all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses (including without limitation reasonable attorneys fees) incurred or suffered arising from the use or occupancy of the Premises or any part of the Project by Tenant or Tenant’s Agents, the acts or omissions of Tenant or Tenant’s Agents, Tenant’s breach of this Lease, or any damage or injury to person or property from any cause, including but not limited to the use or occupancy of the Premises or any part of the Project by Tenant or Tenant’s Agents, the acts or omissions of Tenant or Tenant’s Agents, Tenant’s breach of this Lease or from the failure of Tenant to keep the Premises in good condition and repair as herein provided. Further, in the event Landlord is made party to any litigation due to the acts or omission of Tenant or Tenant’s Agents, Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the Landlord Related Parties harmless from and against all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses (including without limitation reasonable attorneys fees) incurred in connection with such litigation. Notwithstanding anything to the contrary in this Lease, Landlord shall not be indemnified from losses, damages, liabilities, claims, attorneys’ fees, costs and expenses to the extent arising from the negligence or willful misconduct of Landlord or that of Landlord’s agents, employees or contractors in connection with Landlord’s activities on or about the Premises or the Project, or Landlord’s material default under this Lease.

16.	DESTRUCTION OF PREMISES:

A.	Landlord’s Obligation to Restore:

In the event of damage or destruction of the Premises during the Lease Term Landlord, and Tenant to the extent of its Specialized Tenant Improvements, shall repair the same to a similar condition to that which existed prior to such damage or destruction, subject to this Section 16.A and Section 16.B below. Such damage or destruction shall not annul or void this Lease; however, Tenant shall be entitled to a proportionate reduction of Base Monthly Rent while repairs are being made, such proportionate reduction to be based upon the extent to which the repairs interfere with Tenant’s business in the Premises, as reasonably determined by Landlord, and shall not apply to any portion of the Premises which Tenant had vacated for more than ninety (90) days prior to such damage or destruction. In no event shall Landlord be required to replace or restore Specialized Tenant Improvements or Tenant’s trade fixtures or personal property. If the Premises are damaged or destroyed and Landlord does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Tenant shall have the option to terminate the Lease if the Premises cannot be fully restored by Landlord in three hundred sixty (360) days from the date of the damage, or are not in fact, fully restored by Landlord to their prior condition within three hundred sixty (360) days after the damage.

B.	Limitations on Landlord’s Restoration Obligation:

Notwithstanding the provisions of Section 16.A above, Landlord shall have no obligation to repair or restore the Premises and Tenant shall have no obligation to repair or restore any Specialized Tenant Improvements if any of the following occur: (i) if Landlord estimates the Premises cannot be fully restored in three hundred sixty (360) days from the date of the damage, as reasonably determined by Landlord, (ii) if the holder of the first deed of trust or mortgage encumbering the Building elects not to permit the insurance proceeds payable upon damage or destruction to be used for such repair or restoration, (iii) the damage or destruction is not fully covered by the insurance maintained by Landlord, (iv) the damage or destruction occurs in the last twenty four (24) months of the Lease Term and Tenant has not elected to exercise its Option pursuant to Section 19.A hereof, or (v) an event of default has occurred and is continuing; provided, however, that, if Landlord seeks to terminate this Lease pursuant to the foregoing clauses (ii) or (iii), then Landlord shall not be entitled to so terminate this Lease unless the shortfall in insurance proceeds exceeds five percent (5%) of the replacement value of the Building, and, in such event, Tenant fails to agree to fund any such shortfall in excess of five percent (5%) of the replacement value of the Building. In any such event Landlord may elect either to (i) complete the repair or restoration, or (ii) terminate this Lease by providing Tenant written notice of its election within sixty (60) days following the damage or destruction. If Landlord elects to repair or restore, this Lease shall continue in full force and effect. Tenant hereby waives the benefits and rights provided to Tenant by the provisions of Civil Code Sections 1932 and 1933, or any similar Law now or hereafter in effect.

17.	CONDEMNATION:

If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and only a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the day before title vests in the condemnor or purchaser (“Vesting Date”) and Base Monthly Rent payable hereunder shall be adjusted so that Tenant is required to pay for the remainder of the Lease Term only such portion of Base Monthly Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking, as reasonably determined by Landlord. Further, in the event of such partial taking, Landlord shall have the option to terminate this Lease as of the Vesting Date. If all of the Premises or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall terminate on the Vesting Date. If part or all of the Premises be taken, all compensation awarded upon such taking shall go to Landlord, and Tenant shall have no claim thereto; except Landlord shall cooperate with Tenant, without cost to Landlord, to recover compensation for the unamortized cost of any Specialized Tenant Improvements and Alterations, or for Tenant’s moving costs. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130 and any similar Law now or hereafter in effect, and the provisions of this Section 17 shall govern in the case of a taking.

18.	ASSIGNMENT OR SUBLEASE:

A.	Consent by Landlord:

Except as specifically provided in Section 18.E below, Tenant may not voluntarily, involuntarily or by operation of law, assign, sell or otherwise transfer all or any part of Tenant’s interest in this Lease or in the Premises, cause or permit any part of the Premises to be sublet, occupied or used by anyone other than Tenant, or permit any person to succeed to any interest in this Lease or the Premises (all of the foregoing being a “Transfer”) without the express written consent of Landlord. In the event Tenant desires to effectuate a Transfer, Tenant shall deliver to Landlord (i) executed counterparts of any agreement and of all ancillary agreements with the proposed transferee, (ii) current financial statements of the transferee covering the preceding three (3) years, (iii) the nature of the proposed transferee’s business to be carried on in the Premises, (iv) a statement outlining all consideration to be given on account of the Transfer, and (v) a current financial statement of Tenant (or the most recent publicly available current financial statement, if Tenant is a public company). Landlord may condition its approval of any Transfer on receipt of a certification from both Tenant and the proposed transferee of all consideration to be paid to Tenant in connection with such Transfer. At Landlord’s request, Tenant shall also provide additional information reasonably required by Landlord to determine whether it will consent to the proposed Transfer. Landlord shall have a ten (10) business day period following receipt of all the foregoing within which to notify Tenant in writing that Landlord elects to: (i) permit Tenant to Transfer such space to the named transferee on the terms and conditions set forth in the notice; or (ii) refuse consent. If Landlord should fail to notify Tenant in writing of such election within the ten (10) business day period, Landlord shall be deemed to have elected option (ii) of the prior sentence immediately above. Landlord’s consent to the proposed Transfer shall not be unreasonably withheld, conditioned or delayed, provided and upon the condition that: (i) the proposed transferee is engaged in a business that is limited to the use expressly permitted under this Lease; (ii) the proposed transferee is a company with sufficient financial worth and management ability to undertake the financial obligation of the proposed Transfer and this Lease and Landlord has been furnished with reasonable proof thereof; (iii) the proposed transfer agreement, if it is a sublease, conforms to the requirements of Section 18.I below or if it is an assignment, is in a form reasonably satisfactory to Landlord; (iv) the proposed Transfer will not result in there being greater than eight (8) subtenants or other occupants (not including employees) within the Premises at any time during the Lease Term; (v) Tenant pays to Landlord on demand the amount of Two Thousand Five Hundred Dollars ($2,500) in full reimbursement to Landlord for costs and time incurred by Landlord in evaluating Tenant’s requested Transfer; and (vi) Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to Landlord. Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord shall be deemed reasonable in withholding its consent if it does so for any of the following reasons: (i) the proposed subtenant or assignee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed subtenant or assignee, either (1) occupies space in the Project at the time of the request for consent, or (2) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives Tenant’s request for consent, to lease space in the Project; or (ii) any one or more of the requirements described in (i) through (vi) of the prior sentence has not been met. In the event all or any one of the foregoing conditions are not satisfied (without limiting other factors that may be considered or conditions that may be imposed by Landlord in connection with a requested Transfer), Landlord shall be considered to have acted reasonably if it withholds its consent. Tenant shall not hypothecate, mortgage, pledge or otherwise encumber Tenant’s interest in this Lease or the Premises or otherwise use the Lease as a security device in any manner without the consent of Landlord, (all of the foregoing being an “Hypothecation”) which consent Landlord may withhold in its sole and absolute discretion. Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with an Hypothecation, including legal costs incurred in connection with the granting or denial of any requested consent. Landlord’s consent to one or more Transfers or Hypothecations shall not operate to waive Tenant’s obligation to obtain Landlord’s consent to other Transfers or Hypothecations nor constitute consent to an assignment or other Transfer following foreclosure of any permitted lien, mortgage or other encumbrance. If Tenant is a corporation, limited liability company, unincorporated association, partnership or other legal entity, the sale, assignment, cancellation, surrender, exchange, conversion or any other transfer or hypothecation of any stock, membership or other ownership interest in such entity (whether occurring at one time or over a period of time) in the aggregate of more than fifty percent (50%) (determined cumulatively) shall be deemed a Transfer; in the case of a partnership, any withdrawal or substitution (whether occurring at one time or over a period of time) of any partners owning fifty percent (50%) or more (cumulatively) of the partnership, or the dissolution of the partnership shall be deemed a Transfer; provided that, subject to Section 18.D below the foregoing provisions of this sentence shall not apply to (i) a transfer or issuance of stock in a corporation whose stock is listed on a public stock exchange or whose stock becomes listed on a stock exchange in connection with such transfer or (ii) a transfer or issuance of stock in connection with an equity financing of Tenant provided, however, that notwithstanding the foregoing, the provisions of section 18.D below shall not apply to this section (ii) unless such change in equity is accompanied by a change in voting control of Tenant. If Tenant is an entity, any sale of all or substantially all of its assets shall be deemed an assignment of this Lease. If Tenant is a corporation whose stock is not listed on a public stock exchange, any dissolution, merger, consolidation or reorganization of Tenant shall be deemed a Transfer. Tenant acknowledges and agrees that the provision of this Section 18 are not unreasonable standards or conditions for purposes of Section 1951.4 of the California Civil Code, as amended from time to time, under bankruptcy laws, or for any other purpose.

B.	Assignment or Subletting Consideration:

Landlord and Tenant hereby agree that fifty percent (50%) of any rent or other economic consideration (including without limitation, payments for trade fixtures and personal property in excess of the fair market value thereof, stock, warrants, and options) in excess of the Base Monthly Rent payable hereunder (after deducting therefrom Reasonable Transfer Costs (defined below)) (i) paid to Tenant in connection with any Transfer by Tenant, and/or (ii) paid to a subtenant or any other person or entity (other than Tenant) (any such subtenant, person or entity being a “Subsequent Transferor”) in connection with a sublease, assignment or other Transfer by such Subsequent Transferor, and actually received by Tenant (with Tenant having the obligation to make reasonable efforts to collect such amounts) shall be paid by Tenant to Landlord promptly after such amounts are paid to Tenant, regardless of the amount of subrent the Subsequent Transferor pays to Tenant or any prior Subsequent Transferor. As used in this Section 18.B, “Reasonable Transfer Costs” shall mean the following costs, to the extent reasonably incurred in connection with the Transfer in question: (i) advertising costs, reasonable attorneys’ fees and brokerage commissions payable to unaffiliated third parties, (ii) tenant improvement costs incurred solely in connection with such Transfer and (iii) the unamortized portion of the Tenant’s contribution towards the cost of the Alterations attributable to the Transfer over and above the Work Allowance applicable to such Alterations. In the case of a Transfer other than an assignment of Tenant’s entire interest in the Lease and Premises, Reasonable Transfer Costs shall be amortized on a straight line basis, without interest, over the initial term of the Transfer. Tenant’s obligation to pay over Landlord’s portion of the consideration constitutes an obligation for additional rent hereunder. The above provisions relating to the allocation of excess rent are independently negotiated terms of the Lease which constitute a material inducement for the Landlord to enter into the Lease, and are agreed by the Parties to be commercially reasonable. No Transfer by Tenant shall relieve it of any obligation under this Lease. Any Transfer which conflicts with the provisions of this Lease shall be voidable by Landlord at any time following such Transfer.

C.	No Release:

Any Transfer shall be made only if and shall not be effective until the transferee shall execute, acknowledge, and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the transferee shall assume all the obligations of this Lease on the part of Tenant to be performed or observed to the extent of the interest being transferred and shall be subject to all the covenants, agreements, terms, provisions and conditions in this Lease to the extent applicable to the interest being transferred. Notwithstanding any Transfer and the acceptance of rent or other sums by Landlord from any transferee, Tenant and any guarantor shall remain fully liable for the payment of Base Monthly Rent and additional rent due, and to become due hereunder, for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any transferee or any other person claiming under or through any transferee that shall be in violation of any of the terms and conditions of this Lease, and any such violation shall be deemed a violation by Tenant. Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord and hold Landlord and the Landlord Related Parties harmless from and against all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses (including without limitation reasonable attorneys fees) resulting from any claims that may be made against Landlord by the proposed transferee or by any real estate brokers or other persons claiming compensation in connection with the proposed Transfer.

D.	Reorganization of Tenant:

Notwithstanding any other provision of this Lease, the provisions of this Section 18.D shall apply if: (i) there is a dissolution, merger, consolidation, or other reorganization of or affecting Tenant, where Tenant is not the surviving company, or there is a sale of all or substantially all of the assets of Tenant, or (ii) there is a sale, cancellation, surrender, exchange, conversion or any other transfer of stock involving or consisting of more than fifty percent (50%) of the total combined voting power of all classes of Tenant’s capital stock issued, outstanding and entitled to vote for the election of directors, or a transfer of more than a fifty percent (50%) ownership interest in Tenant (where Tenant is not a corporation), or there is any merger, consolidation or other reorganization of or affecting Tenant, whether the foregoing occurs in a single transaction or in multiple steps, and after any one or more of such events Tenant is not a publicly traded company. In a transaction under clause (i) of this Section 18.D, the surviving or acquiring corporation or entity (“Surviving Entity”) shall, within thirty (30) days after the closing of such transaction, execute and deliver to Landlord an agreement in form reasonably satisfactory to Landlord under which the Surviving Entity assumes the obligations of Tenant hereunder. In a transaction or series of transactions under clause (ii) of this Section 18.D, the entities which as a result of such transaction(s) own a greater than fifty percent (50%) interest in Tenant (including, without limitation as a result of a reverse triangular merger or a triangular merger) (collectively the “Acquiring Entity”) shall, within thirty (30) days after the closing of such transaction, execute and deliver to Landlord a guaranty of lease in form reasonably satisfactory to Landlord under which the Acquiring Entity guarantees the full payment and performance of the remaining obligations of Tenant under the Lease (“Lease Guaranty”). The foregoing notwithstanding, in the event the Surviving Entity or Acquiring Entity is itself not a publicly-traded company, but is instead the subsidiary of a publicly-traded company (or a subsidiary of or owned directly or indirectly) by a subsidiary of a publicly-traded company, or a subsidiary in a chain of entities in which one or more parent companies are publicly traded), then each publicly-traded parent company in such chain shall be required to execute and deliver to Landlord the Lease Guaranty. In addition, in the event that after such acquisition Tenant no longer prepares audited financial statements, then in addition to the financial statements required to be delivered by Tenant hereunder, the entity required to execute the Lease Guaranty shall provide Landlord its audited financial statements at the times and in the manner required of Tenant hereunder. It is the intent of the parties that after such any transaction or series of transactions described in this Section 18.D, Landlord shall be entitled to rely on the creditworthiness of publicly-traded companies and to receive audited financial information from publicly-traded companies to the extent Tenant is owned, directly or indirectly, by a publicly traded company. The Parties agree that to the extent that a Lease Guaranty by a publicly traded company with a net worth of not less than One Billion Dollars ($1,000,000,000) is signed and delivered to Landlord under this Section 18.D, then the requirement for the security deposit in Section 5.A shall be terminated.

E.	Permitted Transfers

Tenant may enter into any of the following transactions described in this Section 18.E (a “Permitted Transfer”) without Landlord’s prior consent, provided however that Tenant shall notify Landlord of any such Transfer not later than five (5) business days after the effective date of such Transfer, and provided that Tenant otherwise complies with the provisions of this Article 18. Tenant may sublease all or part of the Premises or Transfer or assign its interest in this Lease to (i) any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than fifty percent (50%); (ii) a corporation which results from or is the successor by a merger, consolidation, stock purchase or other reorganization, so long as the surviving corporation (or any Acquiring Entity, that may at its election, execute and deliver to Landlord a Lease Guaranty) either (a) has a net worth at the time of such assignment or sublease that is sufficient to undertake the financial obligations under this Lease and at least equal to that of Tenant immediately before the merger or acquisition or (b) is listed on a public stock exchange; and (iii) a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant so long as such acquiring corporation either (a) has a net worth at the time of such assignment or sublease that is sufficient to undertake the financial obligations under this Lease and at least equal to that of Tenant immediately before such purchase or acquisition or (b) is listed on a public stock exchange. The provisions of Section 18.B and Landlord’s termination right in Section 18.A shall not apply to Permitted Transfers.

F.	Effect of Default:

In the event of Tenant’s default, Tenant hereby assigns all amounts due to Tenant from any Transfer as security for performance of Tenant’s obligations under this Lease, and Landlord as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such amounts and apply it toward Tenant’s obligations under this Lease, except that Tenant may collect such amounts unless a default beyond applicable notice and cure periods occurs as described in Section 14 above. Landlord’s collection of any amounts due from a Transfer shall not constitute an acceptance by Landlord of attornment by any subtenants, and upon Tenant’s default beyond applicable notice and cure periods Landlord shall have all rights provided by this Lease and applicable Laws, including without limitation terminating this Lease and any or all occupants’ rights to possession of the Premises as Landlord shall determine in Landlord’s sole and absolute discretion. A termination of the Lease due to Tenant’s default shall not automatically terminate a Transfer then in existence; rather at Landlord’s election (1) such Transfer shall survive the Lease termination, (2) the transferee shall attom to Landlord, and (3) Landlord shall undertake the obligations of Tenant under the transfer agreement; except that Landlord shall not be liable for prepaid rent, security deposits or other defaults of Tenant to the transferee, or for any acts or omissions of Tenant and Tenant’s Agents.

G.	Conveyance by Landlord:

In the event of any transfer of Landlord’s interest in this Lease, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all liability for the performance of any covenants or obligations on the part of Landlord contained in this Lease accruing thereafter; provided, however, that any funds in the hands of Landlord or the then transferor at the time of such transfer, in which Tenant has an interest shall be turned over to the transferee and any amount then due and payable to Tenant by Landlord or the then transferor under any provision of this Lease shall be paid to Tenant; and provided, further, that upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section 18 above all of the agreements, covenants and conditions in this Lease to be performed from and after the transfer on the part of Landlord, it being intended hereby that. the covenants and obligations contained in this Lease to be performed on the part of Landlord shall, subject as aforesaid, be binding on each Landlord, its successors and assigns, only during its period of ownership.

H.	Successors and Assigns:

Subject to the provisions this Section 18, the covenants and conditions of this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of all Parties hereto; and all parties hereto comprising Tenant shall be jointly and severally liable hereunder.

I.	Sublease Requirements:

With respect to any permitted sublet of the Premises by Tenant to an approved Subtenant (“Subtenant”), the sublet transaction shall be evidenced by a written sublease between Tenant and Subtenant (the “Sublease”). The Sublease shall comply with the following requirements: (i) The form of the Sublease and the terms and conditions thereof shall be subject to Landlord’s approval which shall not be withheld unreasonably; (ii) The Sublease shall provide that it is subject to all of the terms and conditions of this Lease, except those terms and conditions relating to Rent, Additional Rent, and any other amount due under this Lease; (iii) The Sublease shall provide that the Subtenant shall have no right to exercise any option or other right granted to Tenant in this Lease; (iv) The Sublease shall contain a waiver of subrogation against Landlord and shall require Subtenant’s insurance policies to acknowledge such waiver of subrogation; (v) The Sublease shall provide that all requirements of the Lease applicable to subleases shall be applicable to sub-subleases; (vi) The Sublease shall require Subtenant, acting through Tenant, to obtain Landlord’s prior written approval, to any alteration to the Premises to the same extent Tenant is required by this Lease to obtain such consent; (vii) The Sublease shall require Subtenant to send Landlord copies of any and all notices concerning the Premises that Subtenant is obligated to provide to Tenant and Tenant to send Landlord copies of any and all notices concerning the Premises that Tenant is obligated to provide to Subtenant; (viii) The Sublease shall provide that, at Landlord’s option, the Sublease shall not terminate in the event that this Lease terminates and shall require Subtenant to execute an attornment agreement if Landlord, in its sole and absolute discretion, shall elect to have the Sublease continue beyond the date of termination of this Lease; and (ix) The Sublease shall require the Subtenant to agree that on receipt of notice from Landlord that Tenant has defaulted beyond applicable notice and cure periods, Subtenant shall pay all sums due under the Sublease to Landlord.

19.	OPTION TO EXTEND THE LEASE TERM:

A.	Grant and Exercise of Option:

Landlord grants to Tenant, subject to the terms and conditions set forth in this Section 19 one (1) option (the “Option”) to extend the Lease Term for an additional term (the “Option Term”). The Option Term shall be for a period of sixty (60) months commencing immediately upon expiration of the first one hundred eight (108) months of the Lease Term. The Option shall be exercised, if at all, by written notice to Landlord no earlier than eighteen (18) months prior to the date the Lease Term would expire but for such exercise (or, in the event of a damage or destruction of the Premises in the last twenty-four (24) months of the Lease Term, no earlier than twenty-four (24) months prior to the date the Lease Term would expire but for such exercise) but no later than twelve (12) months prior to the date the Lease Term would expire but for such exercise, time being of the essence for the giving of such notice. If Tenant exercises the Option, all of the terms, covenants and conditions of this Lease shall apply except for the grant of/ additional Options pursuant to this Section 19 and except for Landlord’s Work, work required of Landlord pursuant to Section 6.A, any obligation to provide tenant improvements, tenant improvement or work allowances, free rent or other leasing concessions and inducements, and provided that Base Monthly Rent for the Premises payable by Tenant during the Option Term shall be ninety-five percent (95%) of the Fair Market Rental as hereinafter defined. Notwithstanding anything herein to the contrary, (i) if Tenant is in monetary or material non-monetary event of default under any of the terms, covenants or conditions of this Lease either at the time Tenant exercises the Option or at any time thereafter prior to the commencement date of the Option Term, or (ii) if the net worth of Tenant as reported in its most recent financial statements shows insufficient financial worth to undertake the financial obligations under this Lease, then Landlord shall have, in addition to all of Landlord’s other rights and remedies provided in this Lease, the right to terminate the Option upon notice to Tenant, in which event the Lease Term shall not be extended pursuant to this Section 19.A. As used herein, the term “Fair Market Rental” is defined as the rental and all other monetary payments, including any escalations and adjustments thereto (including without limitation Consumer Price Indexing) that Landlord could obtain during the Option Term from a third party desiring to lease the Premises, based upon the (i) current use and other potential uses of the Premises, as determined by the rents then obtainable for new leases of space comparable in age and quality to the Premises in the same real estate submarket as the Building and (ii) the credit standing and financial stature of the Tenant. The appraisers shall be instructed that the foregoing five percent (5.0%) discount is intended to offset comparable rents that include the following costs which Landlord will not incur in the event Tenant exercises its option (i) brokerage commissions, (ii) tenant improvement or relocation allowances, (iii) vacancy costs, and (iv) other concessions or inducements.

B.	Determination of Fair Market Rental:

If Tenant exercises the Option, Landlord shall send Tenant a notice setting forth the Fair Market Rental for the Option Term within thirty (30) days following the date of exercise. If Tenant disputes Landlord’s determination of Fair Market Rental for the Option Term, Tenant shall, within thirty (30) days after delivery to Tenant of Landlord’s notice setting forth Fair Market Rental for the Option Term, send to Landlord a notice stating that Tenant either elects to terminate its exercise of the Option, in which event the Option shall lapse and this Lease shall terminate on the Expiration Date, or that Tenant disagrees with Landlord’s determination of Fair Market Rental for the Option Term and elects to resolve the disagreement as provided in Section 19.C below. If Tenant does not timely send Landlord a notice as provided in the previous sentence, Landlord’s determination of Fair Market Rental shall be deemed the agreed upon Fair Market Rental amount to be used in computing Base Monthly Rent payable by Tenant during the Option Term. If Tenant elects to resolve the disagreement as provided in Section 19.C below and such procedures are not concluded prior to the commencement date of the Option Term, Tenant shall pay to Landlord as Base Monthly Rent the greater of (i) the Base Monthly Rent in effect immediately before the start of the Option Term, or (ii) ninety five percent (95%) of the Fair Market Rental as determined by Landlord in the manner provided above. If the Fair Market Rental as finally determined pursuant to Section 19.C is greater than Landlord’s determination, Tenant shall pay Landlord the difference between the amount paid by Tenant and the actual Base Monthly Rent due as so determined in this Section 19 within thirty (30) days after such determination. If the Fair Market Rental as finally determined in Section 19.C is less than Landlord’s determination, the difference between the amount paid by Tenant and the actual Base Monthly Rent due as so determined pursuant to this Section 19 shall be credited against the next installments of Base Monthly Rent due from Tenant to Landlord hereunder.

C.	Resolution of a Disagreement over the Fair Market Rental:

Any disagreement regarding Fair Market Rental shall be resolved as follows: Within thirty (30) days after Tenant’s response to Landlord’s notice setting forth the Fair Market Rental, Landlord and Tenant shall meet at a mutually agreeable time and place, in an attempt to resolve the disagreement. If within the 30-day consultation period referred to above, Landlord and Tenant cannot reach agreement as to Fair Market Rental, each party shall select one appraiser to determine Fair Market Rental. Each such appraiser shall arrive at a determination of Fair Market Rental and submit their conclusions to Landlord and Tenant within thirty (30) days after the expiration of the 30-day consultation period described above. If only one appraisal is submitted within the requisite time period, it shall be deemed as Fair Market Rental. If both appraisals are submitted within such time period and the two (2) appraisals so submitted differ by less than ten percent (10%) of the higher appraisal, the average of the two shall be deemed as Fair Market Rental. If the two appraisals differ by ten percent (10%) or more of the higher appraisal, the appraisers shall immediately select a third appraiser who shall, within thirty (30) days after this selection, make and submit to Landlord and Tenant a determination of Fair Market Rental. This third appraisal will then be averaged with the closer of the two previous appraisals and the result shall be Fair Market Rental, or if it is in the middle of the two (2) previous appraisals the third appraisal shall be the Fair Market Rental. All appraisers specified pursuant to this Section 19.C shall be members of the American Institute of Real Estate Appraisers with not less than ten (10) years experience appraising office and industrial properties in the Santa Clara Valley. Each party shall pay the cost of the appraiser selected by such party and one-half of the cost of the third appraiser.

D.	Personal to Tenant:

The Option provided to Tenant in this Lease is personal and granted solely to QuantumScape Corporation, a Delaware corporation, and any transferee of Tenant’s entire interest under this Lease following a Permitted Transfer, and are not exercisable by any other person or entity whether or not a Transfer has occurred unless Landlord consents to permit exercise of any Option by any assignee or subtenant in Landlord’s sole and absolute discretion. In the event Tenant has multiple options to extend this Lease, a later Option to extend the Lease cannot be exercised unless the prior Option has been properly exercised and the Option Term for that exercised prior Option has commenced. All Options provided to Tenant in this Lease shall terminate upon the expiration or sooner termination of this Lease.

20.	GENERAL PROVISIONS:

A.	Attorney’s Fees:

In the event a suit or alternative form of dispute resolution is brought for the possession of the Premises, for the recovery of any sum due hereunder, to interpret the Lease, or because of the breach of any other covenant herein; then the losing party shall pay to the prevailing party reasonable attorney’s fees and costs incurred in connection with such proceeding, including the expense of expert witnesses, depositions and court testimony. The prevailing party shall also be entitled to recover all costs and expenses including reasonable attorney’s fees incurred in enforcing any judgment or award against the other party. The foregoing provision relating to post-judgment costs is severable from all other provisions of this Lease.

B.	Authority of Parties:

If Tenant is a corporation, partnership or other entity, Tenant represents and warrants that Tenant is duly formed and in good standing, that each individual signing this Lease is duly authorized to execute and deliver this Lease on behalf of Tenant and to bind Tenant to this Lease in accordance with Tenant’s governing documents, and that this Lease is binding upon Tenant in accordance with its terms. At Landlord’s request, Tenant shall provide Landlord with corporate resolutions or other proof in a form acceptable to Landlord, of the authorizations described in this Section 20.B.

If Landlord is a corporation, partnership or other entity, Landlord represents and warrants that Landlord is duly formed and in good standing, that each individual signing this Lease on behalf of Landlord is duly authorized to execute and deliver this Lease on behalf of Landlord and to bind Landlord to this Lease in accordance with Landlord’s governing documents, and that this Lease is binding upon Landlord in accordance with its terms.

C.	Brokers:

Tenant represents it has not utilized or contacted a real estate broker or finder with respect to this Lease other than Colliers International, representing Tenant. Tenant agrees to indemnify, defend with counsel reasonably acceptable to Landlord and hold Landlord and the Landlord Related Parties harmless from and against all claims, liabilities, obligations, penalties, fines, actions, losses, damages, costs or expenses

(including without limitation reasonable attorneys fees) asserted by any other broker or finder claiming through Tenant. Landlord shall pay Colliers International a leasing commission in connection with this Lease pursuant to a separate written agreement between Landlord and Colliers International.

D.	Choice of Law:

This Lease shall be governed by and construed in accordance with California law. Venue for all court proceedings or alternative forms of dispute resolution proceedings shall be Santa Clara County, California.

E.	ARBITRATION OF DISPUTES:

LANDLORD AND TENANT AND ANY OTHER PARTY THAT MAY BECOME A PARTY TO THIS LEASE OR BE DEEMED A PARTY TO THIS LEASE, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS AND SUBTENANTS, AGREE THAT, EXCEPT FOR ANY CLAIM BY LANDLORD FOR (I) UNLAWFUL DETAINER, (II) TENANT’S FAILURE TO PAY THE BASE MONTHLY RENT, OR (III) WITHIN THE JURISDICTION OF THE SMALL CLAIMS COURT (WHICH SMALL CLAIMS COURT SHALL BE THE SOLE COURT OF COMPETENT JURISDICTION FOR SUCH SMALL CLAIMS MATTER), ANY CONTROVERSY, DISPUTE, OR CLAIM OF WHATEVER NATURE ARISING OUT OF, IN CONNECTION WITH OR IN RELATION TO THE INTERPRETATION, PERFORMANCE OR BREACH OF THIS LEASE, INCLUDING ANY CLAIM BASED ON CONTRACT, TORT, OR STATUTE, SHALL BE RESOLVED AT THE REQUEST OF ANY PARTY TO THIS LEASE, OR THEIR RESPECTIVE SUCCESSORS, ASSIGNS AND SUBTENANTS, THROUGH DISPUTE RESOLUTION PROCESS ADMINISTERED BY J.A.M.S. OR ANOTHER JUDICIAL MEDIATION SERVICE MUTUALLY ACCEPTABLE TO THE PARTIES LOCATED IN SANTA CLARA COUNTY, CALIFORNIA. THE DISPUTE RESOLUTION PROCESS SHALL CONSIST OF A FINAL AND

BINDING ARBITRATION ADMINISTERED BY AND IN ACCORDANCE WITH THE THEN EXISTING RULES AND PRACTICES OF J.A.M.S. OR OTHER JUDICIAL MEDIATION SERVICE SELECTED, AND JUDGMENT UPON ANY AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED BY ANY STATE OR FEDERAL COURT HAVING JURISDICTION THEREOF AS PROVIDED BY CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1280 ET. SEQ, AS SAID STATUTES THEN APPEAR, INCLUDING ANY AMENDMENTS TO SAID STATUTES OR SUCCESSORS TO SAID STATUTES OR AMENDED STATUTES, EXCEPT THAT IN NO EVENT SHALL THE PARTIES BE ENTITLED TO PROPOUND INTERROGATORIES OR REQUESTS FOR ADMISSIONS DURING THE ARBITRATION PROCESS. THE ARBITRATOR SHALL BE A RETIRED JUDGE OR A LICENSED CALIFORNIA ATTORNEY. THE VENUE FOR ANY SUCH ARBITRATION SHALL BE IN SANTA CLARA COUNTY, CALIFORNIA.

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS “ARBITRATION OF DISPUTES” PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THIS “ARBITRATION OF DISPUTES” PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO ARBITRATION PROVISIONIS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUMBIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THIS “ARBITRATION OF DISPUTES” PROVISION TO NEUTRAL ARBITRATION.

Landlord: JMS         Tenant:

F.	Entire Agreement:

This Lease and the exhibits attached hereto contain all of the agreements and conditions made between the Parties hereto and may not be modified orally or in any other manner other than by written agreement signed by all parties hereto or their respective successors in interest. This Lease supersedes and revokes all previous negotiations, letters of intent, lease proposals, brochures, agreements, representations, promises, warranties, and understandings, whether oral or in writing, between the parties or their respective representatives or any other person purporting to represent Landlord or Tenant.

G.	Entry by Landlord:

Upon not less than one (1) business day’s prior notice to Tenant (except in case of emergency, where no prior notice shall be required) and subject to Tenant’s reasonable security regulations, Tenant shall permit Landlord and Landlord’s agents to enter into and upon the Premises at all reasonable times, and without any rent abatement or reduction or any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned, for the following purposes: (i) inspecting and maintaining the Premises; (ii) making repairs, alterations or additions to the Premises; (iii) erecting additional building(s) and improvements on the land where the Premises are situated or on adjacent land owned by Landlord; (iv) performing any obligations of Landlord under the Lease including remediation of Hazardous Materials if determined to be the responsibility of Landlord, (v) posting and keeping posted thereon notices of non responsibility for any construction, alteration or repair thereof, as required or permitted by any law, and (vi) placing “For Sale”

signs, and showing the Premises to Landlord’s existing or potential successors, purchasers and lenders. Tenant shall permit Landlord and Landlord’s agents, at any time within twelve (12) months prior to the Expiration Date (or at any time during the Lease Term that Tenant is in default hereunder beyond applicable notice and cure periods), to place upon the Premises “For Lease” signs, and exhibit the Premises to real estate brokers and prospective tenants at reasonable hours. At any time when Tenant does not rent all rentable space in the Project, and at any time within twelve (12) months prior to the Expiration Date (or at any time during the Lease Term that Tenant is in default hereunder) if Tenant does rent all rentable space in the Project, Landlord shall have the right to place “For Lease” signs within the exterior Outside Area.

H.	Estoppel Certificates:

At any time during the Lease Term, Tenant shall, within seven (7) business days following written notice from Landlord, execute and deliver to Landlord a written statement certifying, if true, the following: (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification); (ii) the date to which rent and other charges are paid in advance, if any; (iii) acknowledging that there are not, to Tenant’s knowledge without duty of inquiry, any uncured defaults on Landlord’s part hereunder (or specifying such defaults if they are claimed); and (iv) such other information as Landlord may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of Landlord’s interest in the Premises. Tenant’s failure to deliver such statement within such time shall be conclusive upon the Tenant that this Lease is in full force and effect without modification, except as may be represented by Landlord, and that there are no uncured defaults in Landlord’s performance. Where Tenant is not a publicly traded company, Tenant agrees to provide, within seven (7) business days of Landlord’s request, Tenant’s most recent three (3) years of audited financial statements for Landlord’s use in financing or sale of the Premises or Landlord’s interest therein.

I.	Exhibits:

All exhibits referred to are attached to this Lease and incorporated by reference.

J.	Interest:

All rent due hereunder, if not paid when due, shall bear interest at the Agreed Interest Rate. This provision shall survive the expiration or sooner termination of the Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California. Any interest paid in excess of those limits shall be refunded to Tenant by application of the amount of excess interest paid against any sums outstanding in any order that Landlord requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to Tenant by Landlord. To ascertain whether any interest payable exceeds the limits imposed, any non-principal payment (including late charges) shall be considered to the extent permitted by law to be an expense, fee or premium rather than interest.

K.	Modifications Required by Lender:

If any lender of Landlord or ground lessor of the Premises requires a modification of this Lease that will not increase Tenant’s cost or expense or materially and adversely change Tenant’s rights and obligations, Tenant shall execute whatever documents are reasonably required and deliver them to Landlord within thirty (30) days after the request.

L.	No Presumption Against Drafter:

Landlord and Tenant understand, agree and acknowledge that this Lease has been freely negotiated by both Parties; and that in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

M.	Notices:

All notices, demands, requests, or consents required to be given under this Lease shall be sent in writing by U.S. certified mail, return receipt requested, by nationally recognized overnight courier, or by personal delivery (in each case cost prepaid) addressed to the party to be notified at the address for such party specified in Section 1 above of this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days prior notice to the notifying party; provided that such other address shall not be a P.O Box. When this Lease requires service of a notice, that notice shall be deemed to constitute and satisfy the requirements of any equivalent or similar statutory notice, including any notices required by Code of Civil Procedure Section 1161 or any similar or successor statute.

N.	Property Management:

In addition, Tenant agrees to pay Landlord along with the expenses to be reimbursed by Tenant a monthly fee for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), in the amount of three percent (3%) of the Base Monthly Rent.

O.	Rent:

All monetary sums due from Tenant to Landlord under this Lease, including, without limitation those referred to as “additional rent”, shall be deemed as rent.

P.	Representations:

Except for the provisions of this Lease, Tenant acknowledges that neither Landlord nor any of its employees or agents have made any agreements, representations, warranties or promises with respect to the Premises or Project or with respect to present or future rents, expenses, operations, tenancies or any other matter. Except as herein expressly set forth herein, Tenant relied on no statement of Landlord or its employees or agents for that purpose.

Q.	Rights and Remedies:

Subject to Section 14 above, all rights and remedies hereunder are cumulative and not alternative to the extent permitted by law, and are in addition to all other rights and remedies in law and in equity.

R.	Severability:

If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

S.	Submission of Lease:

Submission of this document for examination or signature by the Parties does not constitute an option or offer to lease the Premises on the terms in this document or a reservation of the Premises in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

T.	Subordination:

This Lease is subject and subordinate to ground and underlying leases, mortgages and deeds of trust (collectively “Encumbrances”) which may now affect the Premises, to any covenants, conditions or restrictions of record, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance (“Holder”) require that this Lease be prior and superior thereto, within seven (7) business days after written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that with respect to Encumbrances created after the Effective Date, in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, Holder agrees to recognize Tenant’s rights under this Lease (with the Lease to continue as a direct lease between Tenant and Holder) as long as Tenant is not then in default beyond applicable notice and cure periods and continues to pay Base Monthly Rent and additional rent and observes and performs all required provisions of this Lease. Within seven (7) business days after Landlord’s written request, Tenant shall execute any documents reasonably required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, then in addition to such failure constituting a default by Tenant, it shall be deemed that this Lease is so subordinated to such Encumbrance. Notwithstanding anything to the contrary in this Section 20.T, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

Landlord represents that there are no mortgagees, lenders, ground lessors or other parties currently holding a security interest affecting the Premises or the Project as of the Effective Date.

U.	Survival of Indemnities:

All indemnification, defense, and hold harmless obligations of Landlord and Tenant under this Lease shall survive the expiration or sooner termination of the Lease.

V.	Time

Time is of the essence hereunder.

W.	Transportation Demand Management Programs:

Should a government agency or municipality require Landlord to institute TDM (Transportation Demand Management) facilities and/or programs, Tenant agrees that the cost of TDM imposed facilities and programs required specifically on the Premises (as opposed to for the Project generally), including but not limited to employee showers, lockers, cafeteria, or lunchroom facilities, shall be paid by Tenant. Further, any ongoing costs or expenses associated with a TDM program which are required specifically for the Premises and not provided by Tenant, such as an on-site TDM coordinator, shall be provided by Landlord with such costs being included as additional rent and reimbursed to Landlord by Tenant within thirty (30) days after demand. If TDM facilities and programs are instituted on a Project wide basis, Tenant shall pay Tenant’s Allocable Share of such costs in accordance with Section 9.E above.

X.	Waiver of Right to Jury Trial:

To the extent then authorized by law as of the time of any actual litigation between them and to the extent not already encompassed within the various agreements to arbitrate otherwise contained herein, and as an alternative to arbitration should arbitration for any reason not be enforced, Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

Y.	General:

The captions and section headings of this Lease are for convenience of reference only, and shall not be used to limit, extend or interpret the meaning of any part of this Lease. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signatures and initials to this Lease created by the signer by electronic means and/or transmitted by telecopy or other electronic transmission shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Lease with its actual signature and initials to the other party, but a failure to do so shall not affect the enforceability of this Lease, it being expressly agreed that each party to this Lease shall be bound by its own electronically created and/or telecopied or electronically transmitted signature and initials and shall accept the electronically created and/or telecopied or electronically transmitted signature and initials of the other party to this Lease. All agreements by Tenant contained in this Lease, whether expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

Z.	Approvals:

Whenever the Lease requires approval, determination or consent by either Landlord or Tenant, then unless it states that such approval, determination or consent may be withheld in such party’s sole or absolute discretion, such approval, determination or consent and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld, conditioned or delayed.

AA.	Right to Cure Landlord’s Default:

In the event Landlord fails to perform any of its repair and maintenance obligations under this Lease where such failure results in a material inference with Tenant’s use and occupancy of the Premises and (except in case of emergency posing an immediate threat to persons or property, in which case no prior notice shall be required) fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion (not to exceed one hundred twenty (120) days) where such default could not reasonably be cured within said thirty (30) day period, then Tenant shall have the right, but not the obligation, to cure such default and perform repairs if such cure or repair is needed for the continued use of the Premises for the operation of Tenant’s business, provided all work is performed in a first class manner and does not void any warranties (of which Tenant has been provided a copy prior to exercising its self-help right herein) on the Building, and thereafter bill Landlord the reasonable actual out of pocket costs thereof, which bill shall be accompanied by the itemized bills, and conditional lien waivers from the contractors, subcontractors, materialmen and suppliers that made such repairs or supplied materials in connection therewith. If such repairs are emergency repairs performed without notice to Landlord, in no event shall such emergency repairs exceed what is required to end the pending emergency. In the event Landlord fails to pay the amounts due Tenant under this provision for any such work performed in the Premises as provided for herein within thirty (30) days after receipt of Tenant’s bill therefore, interest shall accrue on such delinquent amount at the Agreed Interest Rate from the date of Tenant’s bill until paid. Landlord’s obligation under this provision shall be binding only upon the Landlord that failed to perform the repair and maintenance obligation that Tenant elected to cure pursuant to this Section 20.AA, and in no event shall anyone else (including without limitation any Holder, anyone obtaining title to the Premises through foreclosure or deed in lieu of foreclosure or any successor Landlord) be liable for any payments due to Tenant pursuant to this Section 20.AA.

[Signatures appear starting on the next page]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.

Landlord:			Tenant:

SI, 55, LLC,			QuantumScape Corporation
a California limited liability company			a Delaware corporation

By:		Sobrato Interests 3,	By:	/s/ Jagdeep Singh
		a California limited partnership	Name:	Jagdeep Singh
Its:		Sole Member	Its:	CEO

	By:	Sobrato Development Companies, LLC, a California limited liability company
	Its:	General Partner	By:	/s/ Julianne Biagini
			Name:	Julianne Biagini
			Its:	CFO
	By:	/s/ John Michael
John Michael Sobrato
	Its:	Manager

47

EXHIBIT “A” – Premises & Building

V kims@arctecinc.com

A Market Ready Package For:

The SOBRATO Organization

1730 Technology Drive
San Jose, California

PROJECT DESCRIPTION

APPLICABLE CODES

DEFERRED SUBMITTALS

ACCESSIBILITY COMPLIANCE FORM

PROJECT TEAM

VICINITY MAP

DRAWING INDEX AND ISSUE DATES

DRAWING INDEX AND ISSUE DATES

ARC TEC

A Market Ready Package For:
The SOBRATO Organization
1730 Technology Drive
San Jose, California

THE SOBRATO ORGANIZATION
1730 TECHNOLOGY DRIVE
SAN JOSE, CA

SKYPORT DRIVE
TECHNOLOGY DRIVE

SITE AREA

PARKING TOTAL

ARCHITECTURAL TECHNOLOGIES
www.arctecinc.com
Arizona
California

NORTH

PROJECT NO.

Exhibit “B” – Scope Letter

(to be attached)

SCOPE OF TENANT AND LANDLORD RESPONSIBILITIES LETTER

FOR 1730 TECHNOLOGY DRIVE, SAN JOSE, CA

QUANTUMSCAPE CORPORATION

The letter outlines a scope of work to be perforated by Landlord’s Contractor in preparation for the lease agreement to be entered into between SI 55, LLC (“Landlord”) and QuantumScape Corporation (“QuantumScape” or “Tenant”) for the occupancy of the subject facility located at 1330 Technology Drive, San Jose, CA.

A.	SITE - Responsibility of Landlord. Note: All items listed below are more fully reflected on Arctec’s Presentation Documents (the “Presentation Documents,” a copy of which is attached).

1.	Main entry – complete re-do to include hardscape, landscape, decorative entry lighting, and ADA accessibility.

2.	Building landscape – all new landscaping and irrigation and all new existing building planting areas immediately adjacent to the building.

3.	ADA parking – all new, including paint, signage, and necessary access ramping.

4.	Sidewalk accessibility – to be provided.

5.

Cafeteria patio – new patio adjacent to proposed cafeteria. Hardscape to anticipate integral color concrete, decorative fencing, lighting, new patio will mandate reconfiguration of adjacent parking area as shown on the proposed plan.

6.	Parking lot planters – all independent planters in the parking area will have new trees, planting and irrigation.

7.	Parking lot, remove and replace asphalt surface, repair subgrade, and restripe. All damaged curbs win be repaired

8.	Tree trimming – along both street frontages, all landscaping and trees are to be pruned. That is the only work anticipated in those zones.

9.	Existing patio area – demo everything (fencing, landscaping, and patio surface). Anew equipment pad with simple fencing will be anticipated and built at QuantumScapes expense.

10.	Site lighting – provide parking lot lighting as code required exiting lighting at doors, bollards and pedestrian lighting at lobby and visitor entry.

11.	Install buried electrical conduit to supply 4 electric vehicle-charging stations at four parking stalls located at the SE parking lot.

B.	Building Exterior / Shell. Responsibility of Landlord. Note: All items listed below are more fully reflected on the Presentation Documents.

1.	Demolish existing tile roof for Mansford, soffit, and glu-lam beams. Replace with Alumawall or equivalent paneling over offset metal stud framing all around at second floor parapet.

2.	Existing roofing to be demolished. A new single ply PVC on 2-story section with a built up roof system over the 1-story section installed with all required flashing for a complete warranted system.

3.	Saw cut existing extended leg on all concrete buttress’s adjacent to glu-lam beam.

4.	Enhanced entry features (two-story glass), custom canopy, at the entry, “eyebrows”, etc.

5.

Demolish all existing glazing and frames. Saw cut window openings in front portion of building to floor level as shown in rendering. Replace with new double glazing, set in clear anodized aluminum storefront system.

6.	Install pre-fabricated aluminum “eyebrows” at the two-story portion of the building.

7.	New exterior paint all around. Assume a three (3) color scheme.

8.	All new exterior doors.

C.	Base Building Interior. Responsibility of Landlord. Note: All items listed below are more fully reflected on the Presentation Documents.

1.	Demolish all existing interior build out except stairs and electrical rooms.

2.	Retrofit existing nonconforming stairs, handrails, balcony railings with “Sobrato standard” construction.

3.

All existing HVAC equipment will be removed. Provide mew Variable Air Volume (VAV) rooftop boxcar system with reheat boiler and zoned distribution throughout the facility. Cooling capacity shall be at a minimum of 370 sq.ft./ton. Electronic control capable of integration of a future BMS. BMS wiring to be installed and pulled to a single location for future integration with tenant supplied BMS.

4.	Roof and wall insulation as required by code.

5.	Wet pipe fire sprinkler system throughout, ordinary hazard.

6.	Lighting and lighting control to provide a minimum of 38 FC in open off and 36 FC in enclosed spaces. Lighting to be 2x4 indirect lay in and decorative fixtures per Architects RCP.

7.	New elevator as required by code.

8.	New suspended ceiling throughout.

9.	Fire alarm system, horn/strobe/pull stations.

10.

Toilet cores in two-store structure – Sobrato standard office occupancy toilets: one in first floor office space (without shower), one on second floor (without shower), and one in R&D space (with 2 stalls, 3 showers and 8 lockers in each of the bathrooms). Note: QuantumScape will be responsible for the incremental cost of the 2 additional showers in the R&D bathroom This cost will be deducted from the R&D allotment provided for in Section 8E.

11.	Paint throughout.

12.	Floor covering – Sobrato standard carpet and resilient flooring throughout entire building.

13.	Lobby area with second floor visibility.

14.

Electrical distribution to the first and second floor office area electrical rooms consisting of 480 volt feed to a 200 amp, 480/277 volt panel, 75 KVA, 480/277 volt-208/110 volt transfer and a 200 amp, 208/110 volt distribution panel with 42 circuits, 20 amp each. 277 volt distribution to lighting and 110 volt distribution to core convenience outlets.

Work to be done by Landlord on Second Floor and not allocated to QuantumScape is:

1.	New suspended ceiling and lighting throughout

2.	Sheet rock and paint of core.

3.	Electrical distribution as described in section C.14 above.

4.	Installation of fire, life and safety alarm system.

Work to be done by Landlord in High Bay, Single Story R&D Area and not allocated to QuantumScape is:

1.	None

D.	QuantumScape, First Floor Office, Specific Scope of Work. Responsibility of Landlord. As more fully described in the Arc Tech plan design attached hereto, including:

1.	One multipurpose room

2.	One Large Conference room

3.	One Lobby Conference room

4.	Five Small Conference rooms

5.	One Board of Directors conference room w/ adjacent Galley including sink and and space for dish washer

6.	Five Phone Booths

7.	One Open style war room known as Maxwell

8.	One Break room w/ space for vending machines and refrigerators. Upper and lower casework is to include space for a dish waster and micro waves. (1,373 SF)

9.	One server room (275 SF)

10.	One IT workroom

11.	One storage room

12.	One Copy/Coffee center with 8 foot counter and sink including upper and lower casework and dish washer space.

13.	One Copy/File space with 8 foot counter including upper and lower casework

14.	Ring and string in each conference room for wiring.

15.	Legal file room.

E.

QuantumScape, Second Floor Office. Scope to be priced out and held as an allocation for Quantumscape pursuant to Section 8.E. Note: AU items listed below are more fully reflected on the attached Presentation Documents.

1.	Exercise room.

2.	Two (2.) copy/print/coffee/lounge areas: upper/lower cabinets, countertops and sink.

3.	IDF/electrical room

4.	HVAC ducting and zoned distribution with BMS wiring to spaces as provided in plan

5.	Lighting as provided in plan.

6.	Carpeting throughout

F.	QuantumScape, High Bay, Single Story R&D Area. Scope to be priced out and held as allocation for QuantumScape pursuant to Section 8E. Specific work in this area includes:

1.	Enclosed inventory room in R&D area.

2.	Shipping & Receiving room in R&D area.

3.	Qty two (2) each 40 Ton Rooftop HV AC Units.

4.	VCT Flooring throughout.

5.	Installation of fire, life and safety alarm system.

6.	Suspended ceiling system including (If ceiling is not required, QuantumScape shall not be permitted to reallocate this cost to other improvements)

a.	Fire Protection

b.	Lighting

c.	HVAC ducting and zoned distribution with BMS wiring

d.	Suspended ceiling

7.	Electrical distribution for area lighting and convenience outlets similar in scope to C.14.

G.	QuantumScape Alternations. Subject to reasonable approval by Landlord and constructed at QuantumScape’s expense.

1.	Install buried electrical conduit to supply 6 additional electric vehicle charging stations at six additional parking stalls located at the SE parking lot.

2.	Mechanical pad up to 4,500 sq. feet at the Northwest corner of the building.

3.	Installation of other manufacturing equipment within the High Bay, Single Story R&D Area in support of Quantumscape’s manufacturing operations.

ARC TEC
FIRST FLOOR PLAN

A New Facility For
QuantumScape
San Jose, CA

SP-7

SYMBOLS LEGEND

MATERIAL SYMBOLS

ANNOTATION SYMBOLS

ABBREVIATIONS

GENERAL NOTES

PROJECT DATA

PLUMBING FIXTURE TABULATIONS

APPLICABLE CODES

BUILDING INFORMATION

ALLOWABLE AREA CALCULATION (CHAPTER 5)

1 REFERENCE SITE PLAN

ARC TEC

THE SOBRATO ORGANIZATION

SOBRATO

A3.01

A Market Ready Package For:

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

ARC TEC

A0.02

FIRST FLOOR CODE AND OCCUPANT EXITING PLAN
SECOND FLOOR CODE AND OCCUPANT EXITING PLAN
EXIT SIGNAGE
STAIR SIGNAGE
SYMBOL KEY
EXIT
TO EXIT
FIRST FLOOR
ARC TEC
A Market Ready Package For:
THE SOBRATO ORGANIZATION
San Jose, California
A0.11

1 DEMOLITION SITE PLAN

KEY NOTES

ARC TEC

A Market/Grocery Package For:

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

SOBRATO

A1.01

ENLARGED ADA PARKING PLAN
ENLARGED ADA PARKING PLAN
CURB RAMP SECTION
SIGN POST AND FOOTING
SITE PLAN
ACCESSIBLE PARKING SIGNAGE & UNAUTHORIZED VEHICLE SIGNAGE
ACCESSIBILITY PARKING SYMBOL
GENERAL NOTES
PROJECT DATA
PARKING ANALYSIS
KEY NOTES
EXTERIOR SITE LIGHTING
ACCESSIBLE PARKING PLAN
ARC TEC
THE SOBRATO ORGANIZATION
A1.02

A
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F
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1
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PARTIAL FIRST FLOOR DEMOLITION PLAN

GENERAL NOTES

KEY NOTES

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

San Jose, California

SOBRATO

A2.01

A
B
C
D
E
F
G
H
J
K
L
M
1
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PARTIAL FIRST FLOOR DEMOLITION PLAN

KEY NOTES

GENERAL NOTES

ARC TEC

A Market Ready Package For

THE SOBRATO ORGANIZATION

San Jose, California

SOBRATO

A2.02

A
B
C
D
E
F
G
H
J
K
L
M
1
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3
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SECOND FLOOR DEMOLITION PLAN

KEY NOTES

GENERAL NOTES

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

[illegible] Technology Drive
San Jose, California

A2.03

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3
4
PARTIAL FIRST FLOOR PLAN

KEY NOTES

GENERAL NOTES

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

A2.12

A
B
C
D
E
F
G
H
J
7
6
5
4
KEY NOTES
CEILING TYPES
ARC TEC
A Market Ready Package For
THE SOBRATO ORGANIZATION
SOBRATO
PARTIAL FIRST FLOOR REFLECTED CEILING PLAN
A2.21

A
B
C
D
E
F
G
H
J
K
L
M
1
2
3
4

PARTIAL FIRST FLOOR REFLECTED CEILING PLAN

KEY NOTES

CEILING TYPES

GENERAL NOTES - REFLECTED CEILING PLAN

ARC TEC

A Market Ready Package for:

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

A2.22

A
B
C
D
E
F
G
H
J
K
L
M
1
2
3
4

SECOND FLOOR REFLECTED CEILING PLAN

KEY NOTES

CEILING TYPES

GENERAL NOTES - REFLECTED CEILING PLAN

ARC TEC

THE SOBRATO ORGANIZATION

SOBRATO

A2.23

ROOF PLAN

A Market Ready Package For

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

A2.31

SOUTH ELEVATION
EAST ELEVATION
NORTH ELEVATION
WEST ELEVATION

ARC TEC

THE SOBRATO ORGANIZATION

SOBRATO

A3.01

17 PARTIAL NORTH ELEVATION (EAST END)

18 "V" GROOVE DETAIL

14 PARTIAL WEST ELEVATION AT ENTRY

10 DEMOLITION ELEVATION TYP.

20 ENTRY BAY ELEVATION

12 CORNER & TYP. BAY ELEVATION

ARC TEC

A Market Ready Package For

THE SOBRATO ORGANIZATION

A3.02

17 NORTH ELEVATION/ SECTION AT GRID LINE 4

3 PARTIAL SOUTH ELEVATION AT LOADING DOCK

ARC TEC

THE SOBRATO ORGANIZATION

SOBRATO

A3.03

PANELING AT GYP. BD. RETURN
PANELING @ TILE BASE
PANELING AT GYP. BD. RETURN
PANELING @ RUBBER BASE
LOBBY ELEVATION
LOBBY ELEVATION
PANELING AT GYP. BD. CEILING
1ST LEVEL FEATURE WALL
REVEAL AT GYP. BD.
2nd LEVEL FEATURE WALL
1ST LEVEL FEATURE WALL
LOBBY ELEVATION

ARC TEC

THE SOBRATO ORGANIZATION

SOBRATO

A3.21

DEMOLITION WALL SECTION
WALL SECTION
WALL SECTION
WALL SECTION
WALL SECTION

ARC TEC

THE SOBRATO ORGANIZATION

San Jose, California

SOBRATO

A4.01

SHOWER RECEPTOR

RESTROOM ACCESSORIES

SHOWER ROOM BENCH

TOILET ROOM SIGNAGE

RESTROOM VANITY

NON-ACCESSIBLE PLUMBING FIXTURE CLEARANCE REQUIREMENTS

DRINKING FOUNTAIN

SHOWER MOUNTING HEIGHTS

MOUNTING HEIGHTS FOR ACCESSIBLE FIXTURES AND ACCESSORIES

CLEARANCES AT WATER CLOSETS

RESTROOM COMPLIANCE NOTES

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

1720 Technology Drive
San Jose, California

SOBRATO

A5.01

14 ENLARGED SECOND FLOOR TOILET CORE PLAN

5 ENLARGED FIRST FLOOR TOILET CORE PLAN

16 ENLARGED SECOND FLOOR TOILET CORE REFLECTED CEILING PLAN

6 ENLARGED FIRST FLOOR TOILET CORE REFLECTED CEILING PLAN

GENERAL NOTES

KEY NOTES

CEILING TYPES

ARC TEC

A Market Ready Package for:

THE SOBRATO ORGANIZATION

1730 Technology Drive
San Jose, California

SOBRATO

A5.02

ENLARGED FIRST FLOOR TOILET CORE FINISH PLAN

WOMEN'S TOILET

ENLARGED SECOND FLOOR TOILET CORE FINISH PLAN

MEN'S TOILET

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

San Jose, California

A5.03

WOMEN'S TOILET - SHOWER ROOM

ENLARGED WAREHOUSE FIRST FLOOR TOILET CORE PLAN

MEN'S TOILET - SHOWER ROOM

ENLARGED WAREHOUSE FIRST FLOOR REFLECTED CEILING PLAN

GENERAL NOTES

KEY NOTES

CEILING TYPES

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

1730 Technology Drive

San Jose, California

A5.04

C
D
4

10 ENLARGED WAREHOUSE FIRST FLOOR TOILET CORE FINISH PLAN

ARC TEC

A Market Ready Package For:
THE SOBRATO ORGANIZATION
1730 Technology Drive
San Jose, California

SOBRATO

A5.05

STAIR #1 ELEVATION
STAIR #1 ELEVATION
STAIR #1 SECTION
STAIR #1 SECOND FLOOR PLAN
STAIR #1 FIRST FLOOR PLAN
GUARDRAIL DETAIL
GUARDRAIL DETAIL
STAIR AT INTERMEDIATE LANDING
TOP OF STAIR
HANDRAIL AT GYP. BD. PARTITION
HAND/GUARDRAIL DETAIL
BALCONY DETAIL
BASE OF STAIR
GUARDRAIL AT BALCONY
ARC TEC
THE SOBRATO ORGANIZATION
A5.01

GUARDRAIL ELEVATION AT STAIR
GUARDRAIL ELEVATION AT STAIR
STAIR #2 SECTION
ENLARGED FIRST FLOOR - STAIR #2 PLAN
ENLARGED SECOND FLOOR - STAIR #2 PLAN
STAIR AT INTERMEDIATE LANDING
HAND/GUARDRAIL DETAIL
STAIR SECTION
STAIR SECTION
GUARDRAIL ELEVATION
RAIL AT CANE DETECTION AREA
INTERMEDIATE STAIR LANDING
GUARDRAIL
ARC TEC
THE SOBRATO ORGANIZATION
A6.02

ELEVATOR GENERAL NOTES

ELEVATOR JAMB ELEVATION
ELEVATOR HEAD
ELEVATOR MOUNTING HEIGHTS
ELEVATOR SILL
ENLARGED ELEVATOR PLAN
ELEVATOR SILL
ELEVATOR SECTION
ELEVATOR CONTROL PANEL
ELEVATOR JAMB

ARC TEC

A Market Ready Package For:

THE SOBRATO ORGANIZATION

San Jose, California

SOBRATO

A6.03

HARDWARE SETS

[illegible]

HARDWARE SET NOTES

[illegible]

KEY TO HARDWARE SET DESIGNATIONS

[illegible]

DOOR, HARDWARE AND SIDELIGHT SCHEDULE

[illegible]

DOOR TYPES

DOOR JAMB AT STOREFRONT

JAMB AT O.H. DOOR

HOLLOW METAL FRAME HEAD AND JAMB DETAILS

RECESSED WALKOFF MAT

TYPICAL THRESHOLDS

H.M. DOOR JAMB - HEAD SIM.

ALUMINUM DOOR FRAME HEAD AND JAMB DETAILS

ALUMINUM DOOR FRAME HEAD AND JAMB DETAILS

REMARKS KEY

[illegible]

MATERIAL KEY

[illegible]

FINISHES

[illegible]

SPECIFICATIONS REFERENCE

[illegible]

DOOR GENERAL NOTES

[illegible]

SAFETY GLAZING NOTES

[illegible]

ARC TEC

A Shell Package For

THE SOBRATO ORGANIZATION

San Jose, California

A7.01

PARTITION TYPE
PARTITION TYPE
PARTITION TYPE
PARTITION TYPE
PARTITION TYPE
PARTITION TYPE
FULL-HEIGHT PARTITION HEAD AT COMPOSITE DECK
BACKING FOR PARTITION-MOUNTED ITEMS
PARTITION HEAD DETAIL
PARTITION HEAD DETAIL
INFILL AT TILT PANEL
CONNECTIONS TO DECK
PARTITION SILL DETAIL
PARTITION BRACING AT COMPOSITE DECK
PARTITION SILL DETAIL
DUCT INFILL AT TILT PANEL
ALLOWABLE CEILING SPANS
STUD SCHEDULE
LINTEL SCHEDULE
ARC TEC
THE SOBRATO ORGANIZATION
San Jose, California
A8.01

EXTR. SOFFIT AT MTL. PANEL
COLUMN ENCLOSURE
SILL AT GRADE
SECTION THROUGH TYPICAL SUNSCREEN
PARAPET @ MTL. PANEL
TYP. JOINTS AT ALUMINUM PANELS
TYP. JAMB DETAIL
FLASHING AT LOW ROOF
GLAZING HEAD DETAIL
GLAZING HEAD DETAIL
HOLLOW METAL SIDELIGHT HEAD, JAMB AND SILL DETAIL
TYP. 1ST FLR. JAMB DETAIL
FASCIA AT LOADING DOCK
GLAZING AT SUNSCREEN
TYP. 1ST FLR. HEAD DETAIL
GLAZING AT SUNSCREEN
TYP. 2ND FLR. HEAD DETAIL
WINDOW SILL DETAIL
TYPICAL SILL DETAIL
ARC TEC
THE SOBRATO ORGANIZATION
A8.11

ROOF ACCESS LADDER
PVC MEMBRANE TERMINATIONS
PVC MEMBRANE FLASHING AT PARAPET
PVC MEMBRANE ROOF DRAIN FLASHING
BUILT UP ROOF - FLASHING TO DUCT PENETRATION
PRE MOLDED PIPE FLASHING
PVC ROOF - FLASHING TO DUCT PENETRATION
FIELD FABRICATED PIPE FLASHING
BUILT UP ROOF - LOW WALL FLASHING TILT UP CONST.
BUILT UP ROOF - LOW WALL FLASHING TILT UP CONST.
BUILT UP ROOF - FLASHING TO PREFABRICATED CURB
BUILT UP ROOF - FLASHING VENT FLASHING
ARC TEC
THE SOBRATO ORGANIZATION
San Jose, California
A8.21

BULKHEAD DETAIL
BULKHEAD/ SILL DETAIL
SEISMIC COMPRESSION BRACING DETAILS FOR SUSPENDED CEILING
SEISMIC BRACING AT A.C.T.
BULKHEAD DETAIL
IN-LINE SEISMIC SEPARATION JOINT
FLEXIBLE SPRINKLER CONNECTION AT CEILING
LIGHTING FIXTURES SUPPORT AND ATTACHMENT
SOFFIT DETAIL
SEISMIC SEPARATION JOINT AT INTERSECTION
CEILING PERIMETER MOLDING
CEILING SUSPENSION WIRE
ARC TEC
THE SOBRATO ORGANIZATION
San Jose, California
A8.31

THE SOBRATO ORGANIZATION
PARTIAL FIRST FLOOR FINISH PLAN
FINISH SPECIFICATIONS
GENERAL NOTES
TYP. FLOORING TRANSITIONS

ARC TEC
A Market Ready Package For
THE SOBRATO ORGANIZATION
San Jose, California
PARTIAL FIRST FLOOR FINISH PLAN
FINISH SPECIFICATIONS
GENERAL NOTES
A9.02

TECHNICAL SPECIFICATIONS - TENANT IMPROVEMENTS - SHEET 1 OF 4

ARC TEC

THE SOBRATO ORGANIZATION

San Jose, California

SOBRATO

A10.01

TECHNICAL SPECIFICATIONS - TENANT IMPROVEMENTS - SHEET 2 OF 4

ARC TEC

A Market Ready Package for

THE SOBRATO ORGANIZATION

San Jose, California

A10.02

TECHNICAL SPECIFICATIONS - TENANT IMPROVEMENTS - SHEET 2 OF 4

ARC TEC

THE SOBRATO ORGANIZATION

A10.03

ARC TEC

TECHNICAL SPECIFICATIONS - TENANT IMPROVEMENTS - SHEET 4 OF 4

THE SOBRATO ORGANIZATION

1730 Technology Drive

San Jose, California

SOBRATO

A10.04

EXHIBIT “C” – Approved Hazardous Materials

(to be attached)

1.	1,2-dimethoxyehtane
2.	150mm prime wafers
3.	1-butanol
4.	1-hexyl alcohol
5.	1-methoxy-2-propanol
6.	1-Methyl-2-pyrrolidinone
7.	1-Octadecene
8.	2,6-dimethyl-4-heptanone
9.	200mm prime wafers
10.	200mm test wafers
11.	20120802-Low Particle
12.	2-butanol
13.	2-Butoxyethyl acetate
14.	2-Propanol
15.	4-Hydroxy-4-methyl-2-pentanone
16.	4-hydroxy-4-methyl-2-pentanone
17.	6mil polished SS foil
18.	9.5um TLB-DS Copper Foil
19.	Acetic acid, >99%
20.	Acetone
21.	Acetonitrile
22.	AcetylAcetone
23.	Activated carbon
24.	Addison8inchPrime
25.	Al-2
26.	Al2O3 – American Elements
27.	AlF3
28.	Al-foil_10-15um
29.	Alkox EP-10
30.	Alkox EP1010N
31.	Alkox EP-20
32.	Alkox L-8
33.	Aluminum
34.	Aluminum acetate, basic
35.	Aluminum acetylacetonate
36.	Aluminum chloride
37.	Aluminum chloride hexahydrate
38.	Aluminum isopropoxide
39.	Aluminum nitrate nonahydrate
40.	Aluminum oxide
41.	Aluminum Oxide Colloidal 20% in Water
42.	Aluminum Oxide Colloidal 30% in PGMEA
43.	Aluminum Sulfide
44.	Aluminum-tri-sec-butoxide
45.	Ammonium fluoride
46.	Ammonium hydrogen difluoride
47.	Ammonium hydroxide
48.	Ammonium iron (III) oxalate
49.	Ammonium phosphate dibasic
50.	Argon
51.	Au disc
52.	BASF Electrolyte
53.	BaTiO3
54.	Benzene
55.	Bis(trifluoromethane)sulfonamide lithium salt
56.	Bismuth
57.	Bismuth Fluoride
58.	Blown Menhaden Fish Oil
59.	Boric Acid
60.	Boric anhydride
61.	Butyl acetate
62.	Butyl Benzyl Phthalate
63.	Calcium carbonate
64.	Carbon disulfide
65.	CdTe target
66.	CF4
67.	Chain ethers such as diethyl ether
68.	Chloroform
69.	Citric Acid
70.	CO
71.	Co
72.	CO2
73.	Cobalt (II) Nitrate hexahydrate
74.	CoF3
75.	Copper
76.	Copper (II) nitrate trihydrate
77.	Copper acetate monohydrate
78.	Copper chloride
79.	Copper Sulfide (Cu2S)
80.	Copper Sulfide-SCM
81.	Copper(II) chloride
82.	Copper(II) nitrate trihydrate
83.	Copper/Nickel
84.	Cu backing plate
85.	Cu pellets

86.	Cu3N
87.	Cu5Zn8
88.	CuF2
89.	Cu-foil
90.	CuO
91.	Cyclic ethers such as tetrahydrofuran,
92.	Cyclic hydrocarbons such as cyclopentane, cyclohexane, cycloheptane, cyclocotane, cycloparafin
93.	Cyclohexanone
94.	Dibutyl phthalate
95.	Diethanolamine (DEA)
96.	Diethyl Carbonate
97.	Diethyl ether
98.	Diethylene glycol dimethyl ether
99.	Dimethyl carbonate
100.	Dimethyl Sulfoxide
101.	dimethyl sulfoxide
102.	Esters such as ethyl acetate
103.	Ethanol
104.	Ethyl Acetate
105.	Ethyl acetoacetate
106.	Ethylene glycol
107.	Ethylenediaminetraacetic
108.	Fe
109.	Fe2O3
110.	FeF4
111.	FeF2
112.	FeF3
113.	Ferrocene
114.	FeS
115.	FeS2
116.	Fluorocompounds such as benzene fluoride, heptane fluoride, 2,3-dihydroperfluoropentane, and 1,1 ,2,2,3,3,4-heptafiuorocyclopentane
117.	Fluorosilicic acid solution
118.	Formaldehyde solution
119.	Formic Acid
120.	Gallium(III) nitrate hydrate
121.	GDC-20 Lesker
122.	GDC-30 Lesker
123.	Germanium(II) sulfide
124.	GeS2
125.	GeS2 2
126.	Gold pellets
127.	Graphite
128.	Graphite-ACI Alloys
129.	H2S
130.	Halogenated alkyls such as chloroform, methyl chloride, methylene chloride
131.	Heptane
132.	Hexadecyltrimethylammonium bromide
133.	Hexane
134.	HfO2
135.	Hydrazine anhydrous
136.	Hydrazone monohydrate
137.	hydrocarbons such as Octane, nonane, decane, undecane, dodecane, paraffin
138.	Hydrochloric acid, 37%
139.	Hydrofluoric acid
140.	Hydrogen
141.	Hydrogen peroxide
142.	Hydrogen/Argon
143.	Hydrogen/Nitrogen
144.	Indium
145.	Indium Wire
146.	InSb
147.	Iron
148.	Iron – American Elements
149.	Iron (II) Fluoride
150.	Iron (II) Sulfide
151.	Iron (II) Sulfide, Sigma Aldrich
152.	Iron (III) Citrate
153.	Iron (Ill) Fluoride
154.	Iron 0.020
155.	Iron foil
156.	Iron- Lesker
157.	Iron Sulfide, FeS
158.	Iron Sulfide, FeS
159.	Iron(0) Pentacarbonyl
160.	Iron(II) chloride
161.	Iron(III) fluoride, anhydrous
162.	Iron(III) nitrate nonahydrate
163.	Iron(III) oxide

164.	Iron, Fe
165.	isopropanol, HPLC grade
166.	Kynar (R) 761 A PWD PVDF
167.	Kynar (R) HSV 900 PWD
168.	Kynar FLEX (R) 2801-00
169.	Lanthanum Acetate Hydrate
170.	Lanthanum Oxide
171.	Lanthanum-Lithium Alloy
172.	LATPO
173.	Li
174.	Li 3N
175.	Li(1.62)A1(0.74171(1.55)P30(12.5)
176.	LI/51
177.	Li0.5Al0.5
178.	Li02
179.	Li-1
180.	Li1.62 Al0.74 Ti1.55 P3 O12.5
181.	Li10GeP2512
182.	Li-2
183.	Li2O
184.	Li2OCu
185.	Li2OCuO
186.	Li2ONi
187.	Li2S
188.	Li2S(0.66)SiS2(0.33)
189.	Li2Si
190.	Li-3
191.	Li3PO4
192.	Li6GeS5
193.	Li8V6O13
194.	Li9SiAlO8
195.	LiAlF4
196.	LiClO4
197.	LiCoOx
198.	LiF
199.	LiFePO4
200.	LIPON
201.	LiSi
202.	LITFSI
203.	Lithium – Lesker
204.	Lithium acetate
205.	Lithium acetate dihydrate
206.	Lithium Bromide
207.	Lithium Bromide Hydrate
208.	Lithium carbonate
209.	Lithium chloride
210.	Lithium cobalt oxide
211.	Lithium Cobalt Oxide
212.	Lithium Copper Fluoride
213.	Lithium dihydrogenphosphate
214.	Lithium Flouride, Lesker
215.	Lithium fluoride
216.	Lithium Fluoride Iron, Lesker
217.	Lithium hydroxide
218.	Lithium iodide
219.	Lithium Lanthanum Zirconium Oxide
220.	Lithium methoxide
221.	lithium methoxide in methanol
222.	Lithium nitrate
223.	Lithium Nitride
224.	Lithium oxide
225.	Lithium perchlorate
226.	Lithium Phosphate
227.	Lithium Sulfide
228.	Lithium Sulfide
229.	Lithium Sulfide
230.	Lithium Titanate
231.	Lithium Titanium Oxide
232.	Lithium trifluoroacetic acid
233.	Lithium Vanadium pentoxide
234.	Magnesium-Lesker
235.	Manganese(II) nitrate tetrahydrate
236.	Maudlin Stainless Steel Foil - 3mil
237.	Maudlin Stainless Steel Foil - 4mil
238.	Methanol
239.	Mg-1
240.	Mn
241.	Molybdenum(IV) Sulfide
242.	Molybdenum, Mo
243.	MoO3
244.	N,N-Dimethylacetamide
245.	N,N’-dimethylethanolamine
246.	N,N-Dimethylformamide
247.	n-Butyllithium solution
248.	N-Ethylpyrrolidone-2
249.	NF3
250.	Nicekl(11) nitrate hexahydrate
251.	Nickel

252.	Nickel Foil
253.	Nickel pellets
254.	NiO
255.	Nionium
256.	Niobium (V) Oxide
257.	Nitric acid, 70%
258.	Nitrogen
259.	None
260.	Novolyte Electrolyte
261.	Oleic acid
262.	Oleylamine
263.	Oxygen
264.	PbO – AE
265.	PbS -AE
266.	PbSe – AE
267.	PbZr(.52)Ti(.48)O3
268.	PEO (poly-ethylene oxide)
269.	PEO (poly-ethylene oxide) 1M
270.	Phosphoric acid
271.	Phosphoric acid solution
272.	Phosphorus pentasulfide
273.	Phosphorus Pentasulfide
274.	Poly(Ethylene glycol)
275.	Poly(ethylene glycol) dimethyl ether
276.	Poly(vinylidene fluoride-co-hexfluoropropylene)
277.	Polyacrylonitrile
278.	Polyvinylpyrrolidone
279.	Potassium Hydroxide
280.	Praseodymium
281.	Propionic Acid
282.	Proplyene Carbonate
283.	Propylene glycol monomethyl ether acetate
284.	PSi-11Back-Side- Oxide
285.	PSi-2.5ktox-14
286.	pSi-2kTOx-12
287.	pSi-2kTOx-13
288.	pSi-4inch-1
289.	pSi-8inch-1
290.	Pt
291.	PTFE
292.	PTFE
293.	PVB
294.	Pyridine
295.	Pyrrole
296.	PZT – ACl
297.	RK-5-192
298.	RuO2 – Praxair
299.	Ruthenium, ACl Alloys
300.	Sand
301.	Selectilyte – A1
302.	Selectilyte – A7
303.	SF6
304.	Si-6inch
305.	SiH4
306.	Silicon
307.	Silicon
308.	Silicon disulfide
309.	Silicon(IV) Sulfide
310.	Silicon, Si
311.	Silicon, Si
312.	Silicon, Si, Undoped
313.	Siliconoxide1
314.	SiO2
315.	Sn/Li
316.	Sodium fluoride
317.	Sodium hydroxide
318.	Stainless steel foil
319.	styrene-butadiene rubber
320.	Sucrose
321.	Sulfur
322.	Sulfur
323.	Sulfuric acid
324.	Super C45
325.	Super C65
326.	super smooth Cu
327.	Taisul8inchPrime
328.	Tantalum foil
329.	Tantalum oxide
330.	TBI Stainless Steel Foil – 0.5mil
331.	TBI Stainless Steel Foil – 2mil
332.	TBI Stainless Steel Foil – 3mil
333.	t-Butyllithium solution
334.	TEM grid 8nm
335.	tert-Butanol
336.	tert-Butyl acetate
337.	Tetra Ethyl Orthosilicate (TEOS)

338.	Tetrahydrofuran
339.	Tetramethylurea
340.	thermSIoX-20110726
341.	Thioacetatamide
342.	Thiourea
343.	Ti-2
344.	Ti2S
345.	Ti-3
346.	Tin
347.	Tin, Sn
348.	TiO2
349.	Titanium (IV) butoxide
350.	Titanium
351.	Titanium diisopropoxide bis(acetylacetonate)
352.	Titanium isopropoxide
353.	Toluene
354.	TOX-8inch-10
355.	Tri-Ethyl Phosphate
356.	Triethylene glycol dimethyl ether
357.	Trifluoroacetic acid
358.	Trioctylphosphine oxide
359.	Tungsten
360.	V2O5
361.	Vanadium Oxide
362.	W- Tungsten
363.	W/Au deposition
364.	Water – Dl
365.	Y2O3
366.	YSZ-12
367.	YSZ-8
368.	Zinc
369.	Zinc
370.	Zinc Acetate Dihydrate
371.	Zinc Oxide
372.	Zinc Sulfide
373.	Zirconium (IV) oxide nanopowder
374.	Zirconium Butoxide
375.	Zirconium Oxide
376.	ZnO
377.	ZrO2
378.	zylene